UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Basic Energy Services, Inc.

(Name of the Registrant as Specified In Its Charter)
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NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS

The 2019 Annual Meeting of Stockholders of Basic Energy Services, Inc. will be held:

When:	Where:
Tuesday, May 14, 2019,	The Fort Worth Club
at 10:00 a.m. local time	306 W. 7th Street
Fort Worth, Texas 76102

The purpose of the meeting is to consider and vote on the following proposals:
1.To elect two Class III directors to serve a three-year term;
2.To approve the Basic Energy Services, Inc. 2019 Long Term Incentive Plan;
3.To approve the First Amendment to the Basic Energy Services, Inc. Non-Employee Director Incentive Plan;
4.To approve, on a non-binding advisory basis, our named executive officer compensation;
5.To ratify the appointment of KPMG LLP as our independent auditor for fiscal year 2019; and
6.To transact such other business as may properly come before the meeting, or any adjournment of it.
Stockholders of record at the close of business on March 21, 2019 are entitled to vote at the meeting or any adjournment. A list of such stockholders will be available for examination by a stockholder for any purpose germane to the meeting during ordinary business hours at our offices at 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102 during the ten days prior to the meeting. Stockholders holding at least a majority of the outstanding shares of our common stock are required to be present or represented by proxy at the meeting to constitute a quorum.
Please note that space limitations make it necessary to limit attendance at the meeting to stockholders, though each stockholder may be accompanied by one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts must bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting. You may obtain directions to The Fort Worth Club by calling (817) 336-7211.

By Order of the Board of Directors,

David S. Schorlemer,
Secretary
Fort Worth, Texas
April 4, 2019

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to Be Held on May 14, 2019: This notice, the proxy statement for the 2019 Annual Meeting of the Stockholders, the proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2018 are available at https://materials.proxyvote.com.

PLEASE VOTE BY USING THE TELEPHONE OR INTERNET VOTING OPTIONS DESCRIBED IN THE ACCOMPANYING PROXY CARD OR, IF THE ATTACHED PROXY STATEMENT AND A PROXY CARD WERE MAILED TO YOU, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

ii

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 14, 2019

General

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Basic Energy Services, Inc. a Delaware corporation (the “Company” or “Basic”) in connection with the 2019 Annual Meeting of Stockholders of the Company (the “2019 Annual Meeting”) to be held at The Fort Worth Club, located at 306 W 7th Street, Fort Worth, Texas 76102, on Tuesday, May 14, 2019, at 10:00 a.m. local time. Stockholders of record at the close of business on March 21, 2019 are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof.
When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted on the proxy. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company at the mailing address provided below or by attending the meeting in person and so notifying the inspector of elections.
Management does not intend to present any business for a vote at the 2019 Annual Meeting other than (i) the election of directors, (ii) the approval of the Company's 2019 Long Term Incentive Plan; (iii) the approval of the First Amendment to Company’s Non-Employee Director Incentive Plan, (iv) the approval, on a non-binding advisory basis, of our named executive officer compensation, and (v) the ratification of KPMG LLP as the Company’s independent auditor for fiscal year 2019. Unless stockholders specify otherwise in voting instructions to their broker, their shares (i) will not be voted in (a) the election of the director nominees listed in this proxy statement, (b) the approval of the Company's 2019 Long Term Incentive Plan, (c) the approval of the First Amendment to Company’s Non-Employee Director Incentive Plan, or (d) the advisory approval of our named executive officer compensation, and (ii) will be voted FOR the ratification of KPMG LLP as the Company’s independent auditor. If other matters requiring the vote of stockholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment.
The complete mailing address of the Company’s executive offices is 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102. A notice of the 2019 Annual Meeting, proxy statement and proxy card were made available on or about April 4, 2019, and if you are receiving this by mail, a proxy statement, proxy card, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are enclosed.

Voting Procedures
A majority of the outstanding shares of our common stock present in person or represented by proxy at the 2019 Annual Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included in determining whether a quorum is present at the 2019 Annual Meeting. Broadridge Financial Solutions, Inc. will tabulate all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The Company will appoint an inspector of elections at the meeting.
The affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of each nominee for director. The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and
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entitled to vote is required for (i) the approval of the Company’s 2019 Long Term Incentive Plan, (ii) the approval of the First Amendment to Company’s Non-Employee Director Incentive Plan, (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation, (iv) ratification of KPMG LLP as the Company’s independent auditor and (v) any other matters presented for a vote of stockholders. As an advisory vote, the proposal to approve our named executive officer compensation is not binding upon the Company. However, the Compensation Committee of our Board, which is responsible for overseeing our executive compensation program, values the opinions expressed by stockholders and will consider the outcomes of those votes when making future compensation decisions.

Abstentions will not count as votes cast for the election of directors or for any other proposal. As a result, abstentions will have no effect on Proposal 1 and will have the same practical effect as votes against Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Brokers do not have discretionary voting authority with respect to the election of directors, the approval of the Company's Long Term Incentive Plan, the approval of the First Amendment to the Company's Non-Employee Director Incentive Plan, or the advisory approval of executive compensation. Accordingly, broker non-votes will not have any effect on Proposal 1, Proposal 2, Proposal 3 or Proposal 4. Because brokers generally have discretionary authority to vote on the ratification of our independent auditor, broker non-votes represented by submitted proxies will be taken into account in determining the outcome of Proposal 5.
Stockholders who submit proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies submitted by other stockholders.

Voting Securities
On March 21, 2019, the record date, there were outstanding 26,957,350 shares of our common stock held of record by approximately 119 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of our common stock held on the record date. Stockholders do not have cumulative voting rights.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board recommends a vote FOR each of the nominees named below.

Board of Directors. The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide for the directors to serve in three classes having staggered terms of three years each. Two Class III directors will be elected at the 2019 Annual Meeting to serve for a three-year term expiring at the Annual Meeting of Stockholders in 2022. Pursuant to Delaware law, in the event of a vacancy on the Board, a majority of the remaining directors will be empowered to elect a successor, and the person so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, removal, disqualification or other cause created the vacancy and thereafter until the election of a successor director.
Recommendation; Proxies.  The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority FOR the election of the nominees named below. Although the Board does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.
Nominees. The following table sets forth information for each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name	Class	Age	Biography
James D. Kern	III	52	Mr. Kern has served as Managing Partner of Majestic Ventures 1 LLC, a consulting and investment partnership focused on early stage growth companies since May 2014. In addition, Mr. Kern has served on the board of directors of PlaySight Interactive Ltd., a designer of consumer sports analytics systems, since May 2014 and currently serves as a director on the board of THL Credit, Inc. and Boart Longyear. From 2010 to mid-2014, Mr. Kern was a Managing Director at Nomura Securities, serving as Head of Global Finance FIG and Specialty Finance Investment Banking for the Americas. He previously served as a Managing Director at J.P. Morgan Securities within the FIG practice focused on Asset Management and Specialty Finance clients and, from 1994-2008, was a Senior Managing Director at Bear Stearns where he held several positions including Head of Strategic Finance-FIG, Head of Corporate Derivatives and was a founding member of the firm’s Structured Equity Products group. Mr. Kern has a Bachelor of Science degree from the Marshall School of Business at the University of Southern California.
Independent Director since 2016
Samuel E. Langford	III	61	Since January 2015, Mr. Langford has performed services as a consultant regarding upstream energy investments, strategies and management. Previously, Mr. Langford was employed by Newfield Exploration Co. as Senior Corporate Advisor-Corporate Office from March 2012 until December 2012, General Manager, Mid-Continent Business Unit from April 2011 until February 2012, and Vice President, Corporate Development from February 2009 until March 2011. Mr. Langford was retired from January 2013 until December 2014. In addition to Newfield, Mr. Langford has worked with Cockrell Oil & Gas, British Gas Exploration America, Tenneco Oil Company, Tenneco Inc and Exxon USA in various technical and managerial positions. Mr. Langford currently serves on the board of Chaparral Energy, Inc. Mr. Langford holds a Bachelor of Science degree in Mechanical Engineering from Auburn University.
Independent Director since 2016
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Other Directors. The following table sets forth certain information for the Class I and Class II directors, whose terms will expire at the Annual Meetings of Stockholders in 2020 and 2021, respectively.

Name	Class	Age	Principal Occupation
T. M. “Roe” Patterson	I	44	Mr. Patterson has 24 years of related industry experience. He was named our President and Chief Executive Officer and appointed as a Director in September 2013. From 2006 to September 2013, Mr. Patterson worked for Basic in positions of increasing responsibility: as our Senior Vice President and Chief Operating Officer from April 2011 until September 2013, as a Senior Vice President from September 2008 until April 2011 and as a Vice President from February 2006 until September 2008. Prior to joining Basic, he was President of TMP Companies, Inc. from 2000 to 2006. He was a Contracts/Sales Manager at Patterson Drilling Company from 1996 to 2000. From 1995 to 1996, he was employed as an Engine Sales Manager at West Texas Caterpillar. Mr. Patterson graduated with a Bachelor of Science degree in Biology from Texas Tech University.
Director since 2013
Julio M. Quintana	I	59	Mr. Quintana served as the President and Chief Executive Officer of Tesco Corporation, from 2005 until his retirement in January 2015 and was a member of the Tesco board from September 2004 to May 2015. Prior to the appointment as President and Chief Executive Officer, Mr. Quintana served as Executive Vice President and Chief Operating Officer at Tesco beginning in September 2004. Prior to his tenure at Tesco, Mr. Quintana worked for Schlumberger Corporation as Vice President of Integrated Project Management and Vice President of Marketing for The Americas from November 1999 to September 2004. Prior to Schlumberger, Mr. Quintana worked from June 1980 to November 1999 for Unocal Corporation, an integrated E&P company. Mr. Quintana held various operational and managerial roles in production, drilling and asset management. His last roles at Unocal were Asset Manager for the Mid Continent Region and Asset Manager for Deepwater Gulf of Mexico. Mr. Quintana brings 36 years of experience in various aspects of the oil and gas exploration and production industry, including strong experience in upstream operations, a deep understanding of drilling and asset management technologies, broad human resources management skills and experience. Mr. Quintana has a degree in Mechanical Engineering from The University of Southern California. He has been a member of the board of Directors of SM Energy since July 2006 and a member of the board of Newmont Mining since October 2015.
Independent Director since 2016
Anthony J. DiNello	I	37	Mr. DiNello joined Silver Point Capital, L.P. in January 2006, where he currently serves as a Senior Investment Analyst. Prior to joining Silver Point, Mr. DiNello worked in the Global Industrials & Services Group of Credit Suisse First Boston from July 2003 to December 2005. Mr. DiNello currently serves as a director of Healthsmart Holdings, Inc., Granite Broadcasting LLC., and BridgePoint Healthcare, LLC., is a member of the Supervisory Board of Novasep Holdings, S.A.S., and previously served on the board of Standard Register, Inc. Mr. DiNello received a Bachelor’s Degree in Business Administration from the University of Michigan Business School, with emphases in finance and accounting. Mr. DiNello has knowledge and expertise in a number of areas, and has extensive experience in the financial and credit analysis of numerous portfolio companies of Silver Point Capital, L.P. across a wide range of industries.
Director since 2017

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Name	Class	Age	Principal Occupation
Timothy H. Day	II	48	Mr. Day is currently a private investor and director of several private companies. Prior to this, Mr. Day joined First Reserve in 2000 as a Vice President, served as Managing Director since 2007 and Co-Head of Buyout since 2012 until December 2015. Prior to joining First Reserve, Mr. Day was with SCF Partners, a private equity investment group specializing in the energy industry, as an Associate from 1995 to 1997 and as a Vice President from 1998 to 2000. Prior to that, he was an analyst with CS First Boston from 1993 to 1995, and prior to that he was an analyst with Salomon Brothers from 1992 to 1993. Mr. Day currently serves as a director on the board of Diamond S Shipping, TNT Crane & Rigging and TPC Group. Mr. Day previously served as a Director of PBF Energy Inc. He holds a Master of Business Administration degree from Harvard Business School and a Bachelor of Business Administration degree from the University of Texas.
Independent Director since 2016
John Jackson	II	60	Mr. Jackson has served as Chief Executive Officer of Spartan Energy Partners since March 2010. Prior to that, from January 2008 through October 2009, Mr. Jackson was the Chairman and Chief Executive Officer of Price Gregory Services, Inc., a leading energy infrastructure services provider specializing in pipeline construction. Prior to Price Gregory, from October 2004 to August 2007, Mr. Jackson served as President and Chief Executive Officer of Hanover Compressor, and from January 2002 to September 2004 as Hanover’s Chief Financial Officer. Prior to that, Mr. Jackson held several positions at Duke Energy Field Services, including Chief Financial Officer, and he also held various positions at Union Pacific Resources. Mr. Jackson currently sits on the board of directors of Seitel, Inc., Main Street Capital Corp. and Cone Midstream, in addition to his role with non-profits boards. He has previously served on the board of directors of Select Energy Services (2012 to 2015), RSH Energy (2013 to 2014), Encore Energy Partners (2009 to 2011) and Exterran Holdings, Inc. (2007 to 2009). John earned a Bachelor of Business Administration in Accounting from Baylor University.
Independent Director since 2016

Director Experience, Qualifications, Attributes and Skills. The relevant experience, qualification, attributes and skills that our director nominees and directors bring to the Board include: for Mr. Kern, strategic finance, capital markets activities, derivative expertise, and audit committee experience; for Mr. Langford, executive and strategic planning, operational management, budget accountability and investment decision making; for Mr. Day, financial expertise and experience in the energy industry; for Mr. DiNello, corporate finance, mergers and acquisitions, capital markets activities and oil and gas drilling; for Mr. Jackson, chief executive officer in energy industry, finance and accounting; and for Mr. Quintana, engineering, finance, international, leadership, industry, public policy, technology. Only one of our directors, Mr. Patterson, is an officer of the Company. Mr. Patterson, our President and Chief Executive Officer, has over 24 years of experience in our industry.

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BOARD OF DIRECTORS

Board of Directors

Meetings. During fiscal 2018, the Board held 11 meetings of the full Board and 20 meetings of committees. The Nominating and Corporate Governance Committee held five meetings; the Compensation Committee held six meetings and the Audit Committee held nine meetings during fiscal 2018. In addition, the Company’s independent auditors and management meet with the Audit Committee Chairman prior to the issuance of earnings press releases, and the other members of the Audit Committee are invited to attend these meetings. While the Company does not have a specific policy about director attendance at annual meetings of stockholders, all directors are expected to attend meetings of the Board (and any committees thereof on which they serve) either in person or telephonically unless exigencies prevent them from attending. Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings of committees of the Board on which he served (during the periods that he served). Our non-employee directors meet at regularly scheduled executive sessions presided over by our Chairman. Additionally, our independent directors meet at least once a year without members of management or non-independent directors present. All of our directors other than John Jackson attended our 2018 Annual Meeting of Stockholders.
Compensation. Directors who are our employees do not receive a retainer or fees for service on the Board or any committees. We pay non-employee directors for their service as directors. For 2018, directors who were not employees received an annual fee of $75,000 and our Chairman received an additional $25,000. In addition, the chairman of each committee received the following annual fees: Audit Committee — $15,000; Compensation Committee — $15,000; and Nominating and Corporate Governance Committee — $10,000. In addition, each of our non-employee directors received 7,800 shares of restricted stock with the exception of our Chairman who received 9,400 shares of restricted stock.
We granted each non-employee director $125,000 in targeted restricted stock awards (or $150,000 aggregate for our Chairman) under the Non-Employee Director Incentive Plan, which vested on December 23, 2018 (or the anniversary of the director hire date). Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or committees and for other reasonable expenses related to the performance of their duties as directors.
Independence. Our Board currently consists of seven members, including five members determined by our Board to be independent — Messrs. Day, Quintana, Jackson, Kern and Langford.
The Board has determined that Messrs. Day, Quintana, Jackson, Kern and Langford are independent as that term is defined by rules of the New York Stock Exchange (the “NYSE”) and, in the case of the Audit Committee, rules of the Securities and Exchange Commission (“SEC”) including Rule10A-3(b). In the case of the Compensation Committee, Mr. Day, Mr. Quintana and Mr. Jackson were determined to be independent for purposes of Rule 16b-3 and Section 162(m) of the Internal Revenue Code of 1986 as amended (the “Code”) for 2018. In determining that each of these directors is independent, the Board considered the role of Mr. Langford as a consultant to Silver Point Capital, L.P. (“Silver Point”), which became a 10% beneficial owner of the Company’s common stock as of the December 23, 2016. Based upon its review, the Board has affirmatively determined that each of these directors is independent and that none of these directors has a material relationship with the Company.
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Stockholder and Interested Party Communications with the Board.  Stockholders and interested parties may communicate directly with the Board or a particular director by sending a letter to the attention of the Board or the particular director(s), as applicable, c/o Corporate Secretary, Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102. Stockholder communications must contain a clear notation on the mailing envelope indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” Additionally, if the enclosed letter is from an interested party, the mailing envelope must contain a clear notation indicating that it is an “Interested Party-Board Communication” or an “Interested Party-Director Communication,” as applicable. All such letters must identify the author as a stockholder and/or interested party and clearly state whether the intended recipients are all members of the Board, certain specified individual directors or a group of directors, such as the non-management directors. The Secretary shall forward communications to the appropriate directors or the Board as a whole, as applicable, unless he reasonably determines in good faith that such communications relate to an improper or irrelevant topic.

Committees of the Board

Our Board has the following three standing committees, each with a written charter adopted by the Board and available on our website:

•Audit Committee;
•Nominating and Corporate Governance Committee; and
•Compensation Committee.
All of the directors on our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are currently independent in compliance with the requirements of the Sarbanes Oxley Act of 2002, the NYSE listing standards and SEC rules and regulations. The following table shows the committees on which each director serves:

Nominating
and Corporate
Director	Audit	Governance	Compensation
Timothy H. Day	X		X*
T.M. “Roe” Patterson
Julio M. Quintana		X*	X
Samuel E. Langford		X
James D. Kern	X	X
John Jackson	X*		X
Anthony J. DiNello
*Chairperson
Audit Committee. The responsibilities of the Audit Committee, composed of Messrs. Jackson (Chairman), Day and Kern, include, among others:

• to appoint, engage and terminate our independent auditors;
• to approve fees paid to our independent auditors for audit and permissible non-audit services in advance;
• to evaluate, at least on an annual basis, the qualifications, independence and performance of our independent auditors;
• to review and discuss with our independent auditors reports provided by the independent auditors to the Audit Committee regarding financial reporting issues;
• to review and discuss with management and our independent auditors our quarterly and annual financial statements prior to our filing of periodic reports;
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• to establish and maintain procedures for the receipt, retention and treatment of complaints received by us and concerns of employees regarding accounting and auditing matters;
• to review our procedures for internal auditing and the adequacy of our disclosure controls and procedures and internal control over financial reporting; and
• to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Board has determined that Mr. Jackson is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K The Board has adopted a written charter for the Audit Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).
Nominating and Corporate Governance Committee.  The responsibilities of the Nominating and Corporate Governance Committee, composed of Messrs. Quintana (Chairman), Kern and Langford, include, among others:

• to identify, recruit and evaluate candidates for membership on the Board and to develop processes for identifying and evaluating such candidates;
• to annually present to the Board a list of nominees recommended for election to the Board at the annual meeting of stockholders, and to present to the Board, as necessary, nominees to fill any vacancies that may occur on the Board;
• to adopt a policy regarding the consideration of any director candidates recommended by our stockholders and the procedures to be followed by such stockholders in making such recommendations;
• to adopt a process for our stockholders to send communications to the Board;
• to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board;
• to oversee our policies and procedures regarding compliance with applicable laws and regulations relating to the honest and ethical conduct of our directors, officers and employees;
• to have the sole responsibility for granting any waivers under our Code of Ethics and Corporate Governance Guidelines; and
• to evaluate annually, based on input from the entire Board, the performance of the Chief Executive Officer and report the results of such evaluation to the Compensation Committee of the Board.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

The Nominating and Corporate Governance Committee has not established any minimum qualifications for non-employee director candidates that it recommends for nomination.

The Nominating and Corporate Governance Committee has established procedures for identifying and evaluating director nominees. Among the many factors considered in identifying and evaluating nominees, the Nominating and Corporate Governance Committee first considers the Board’s needs. Candidates will first be interviewed by the Nominating and Corporate Governance Committee. If approved by the Nominating and Corporate Governance Committee, candidates will then be interviewed by additional members of the Board. The full Board, with such interested directors recusing themselves as appropriate, will approve all final nominations after considering the recommendations of the Nominating and Corporate Governance Committee. The Chairman of the Board, acting on behalf of the other members of the Board, will extend the formal invitation to an approved candidate to stand for election to the Board.
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The Nominating and Corporate Governance Committee will continue to seek opportunities to enhance the diversity of directors serving on our Board. Although the Nominating and Corporate Governance Committee does not have specific requirements with regard to diversity in identifying director nominees, the Nominating and Corporate Governance Committee has historically considered, and will continue to consider, diversity a significant factor in evaluating the qualifications and experience of director nominees. In that regard, the Nominating and Corporate Governance Committee will endeavor to achieve an overall variety and mix of diversity in professional experiences, skills, perspective, culture, race and gender among the directors of our Board.
Stockholders may nominate director candidates in accordance with the Company’s Bylaws. Such nominations must be made in writing to the Company’s Secretary at the Company’s principal executive offices. The recommendation must set forth certain information about both the nominee and the nominating stockholder(s). The foregoing is a summary, and the specific requirements and procedures of the Bylaws, including timing of proposals, control.
The stockholder’s notice must set forth as to each nominee all information relating to the nominee that may be required under United States securities laws to be disclosed in solicitations of proxies for the election of directors, including the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder’s notice must also set forth as to (i) the stockholder giving notice and (ii) if any, (A) the beneficial owner on whose behalf the nomination is made, (B) any affiliates or associates of such stockholder or any beneficial owner described in clause (A), and (C) each other person with whom any of the foregoing persons either is acting in concert with respect to the Company or has any agreement, arrangement or understanding (whether written or oral) for purpose of acquiring, holding, voting (except pursuant to a revocable proxy given in certain specified circumstances) or disposing of any capital stock of the Company or to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses) (each person in clauses (A), (B) and (C) is referred to as a “Stockholder Associated Person”): (1) a description of each agreement, arrangement or understanding with any Stockholder Associated Person; (2) the name and record address, as they appear on the Company’s books, of the stockholder proposing such business, such stockholder’s principal occupation and the name and address of any Stockholder Associated Person; (3) the class or series and number of equity and other securities of the Company which are, directly or indirectly, held of record or beneficially owned by such stockholder or by any Stockholder Associated Person, the dates on which such stockholder or any Stockholder Associated Person acquired such shares and documentary evidence of such record or beneficial ownership; (4) a list of all Derivative Interests (as defined in the Bylaws) held of record or beneficially owned by the stockholder or any Stockholder Associated Person; (5) the name of each person with whom the stockholder or any Stockholder Associated Person has a Voting Agreement (as defined in the Bylaws); (6) details of all other material interests of each stockholder or any Stockholder Associated Person in the proposal of the nominee or any security of the Company (collectively, “Other Interests”); (7) a description of all economic terms of all such Derivative Interests, Voting Agreements or Other Interests and copies of all agreements and other documents relating to each such Derivative Interest, Voting Agreement or Other Interest; and (8) a list of all transactions by such stockholder and any Stockholder Associated Person involving any securities of the Company or any Derivative Interests, Voting Agreements or Other Interests within the six-month period prior to the date of the notice.
To be timely, a stockholder’s notice given in the context of an annual meeting of stockholders shall be delivered to or mailed and received at the principal executive office of the Company not less than 90 days nor more than 120 days in advance of the first anniversary of the date of the Company’s previous year’s annual meeting of stockholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date of the previous year’s annual meeting, the notice must be received by the Company not less than 90 days nor more than 120 days prior to such annual meeting date or, if the first public announcement of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made by the Company.
If the information supplied by the stockholder is deficient in any material aspect or if the foregoing procedures are not followed, then the Board may determine that the stockholder’s nomination should not be brought before the meeting and that the nominee is ineligible for election as a director of the Company. The Nominating and
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Corporate Governance Committee will not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.
Compensation Committee. The responsibilities of the Compensation Committee, composed of Messrs. Day (Chairman), Jackson and Quintana, include, among others:

• to evaluate, develop and/or approve  the compensation policies applicable to our executive officers and make recommendations to the Board or approve with respect to the compensation to be paid to our executive officers;
• to review, approve and evaluate on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer and our other named executive officers (“NEOs”);
• to determine and approve our Chief Executive Officer’s compensation, including salary, bonus, incentive and equity compensation;
• to review and make recommendations regarding the compensation paid to non-employee directors;
• to review and approve, or make recommendations to the Board with respect to our incentive compensation plans and to assist the Board with the administration of such plans; and
• to evaluate its own performance at least annually and deliver a report setting forth the results of such evaluation to the Board.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

10 | Basic Energy Services Inc.          2019 Proxy Statement

CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS

The Board has adopted Corporate Governance Guidelines, which present a flexible framework within which the Board, supported by its committees, directs the affairs of the Company. The Board has also adopted a Code of Ethics that applies to the Company’s directors and executive officers, including its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Corporate Governance Guidelines and Code of Ethics are available in the “Investor Relations — Corporate Governance” section of the Company’s website (www.basicenergyservices.com).

If the Company amends or waives the Code of Ethics with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at this location on its website.

11 | Basic Energy Services Inc.          2019 Proxy Statement

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers. Officers are elected annually by the Board and serve until their successors are duly elected and qualified or until their earlier death, resignation or removal. As of March 21, 2019, the respective ages and positions of our executive officers are as follows:

Name	Age	Position
T. M. “Roe” Patterson (1)	44	President, Chief Executive Officer and Director
David S. Schorlemer	52	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
James F. Newman	55	Senior Vice President — Region Operations
Adam L. Hurley	37	Vice President— Strategy & Business Development
William T. Dame	58	Vice President — Pumping Services
Douglas B. Rogers	55	Vice President — Marketing
Eric Lannen	53	Vice President — Human Resources
Lanny T. Poldrack	51	Vice President — Central Region and Tubular Division
Brett J. Taylor	46	Vice President — Chief Technology Officer
Richard S. Wegner	35	Vice President — Equipment, Quality Health, Safety and Environment
1.For biographical information on Mr. Patterson see “Election of Directors — Other Directors” beginning on page 4.
David S. Schorlemer (Senior Vice President, Chief Financial Officer, Treasurer and Secretary) has 30 years of related industry experience. He became our Senior Vice President, Chief Financial Officer, Treasurer and Secretary in August 2018. Mr. Schorlemer most recently served as the Chief Financial Officer of Gulf Island Fabrication, Inc., a Nasdaq-traded company that fabricates, maintains and services structures, facilities and vessels in the energy sector. Prior to that position, Mr. Schorlemer served as the Chief Financial Officer of GR Energy Services Management, LP, an oilfield services company delivering completion and production solutions to the United States and Latin America. Mr. Schorlemer also previously served as the Chief Financial Officer for Stallion Oilfield Holdings, Inc., an oilfield services company, helping the company to design and develop SEC financial reporting infrastructure, organization and policies. He earned a Bachelor of Business Administration degree in finance from The University of Texas, and a Master of Business Administration from Texas A&M University.
James F. Newman (Senior Vice President — Regional Operations) has 34 years of related industry experience and has been our Senior Vice President — Regional Operations since November 2013. He previously served as our Group Vice President - Permian Business Unit from April 2011 until September 2013 and has been a Group Vice President since September 2008. Prior to joining Basic, he co-founded Triple N Services in 1986 and served as its President through May 2008. He initially served Basic as an Area Manager in the plugging and abandonment operations. Mr. Newman is a registered Professional Engineer and is active in the Society of Petroleum Engineers. Mr. Newman graduated with a Bachelor of Science in Petroleum Engineering from Colorado School of Mines.
Adam Hurley (Vice President — Strategy and Business Development) has 14 years of related industry experience. He has been our Vice President of Strategy and Business Development since July 2018. Prior to joining Basic, he was an investment banker focused on oil and gas M&A advisory at Intrepid Partners, an energy-focused merchant bank, from 2016 to 2018 and Goldman Sachs from 2013 to 2016. Before that, Mr. Hurley was an officer in the U.S. Army for eight years, most notably as a Special Forces team leader and an infantry platoon leader. Mr. Hurley graduated with a Bachelor of Science degree from the United States Military Academy at West Point and a Master of Business Administration from Duke University.
12 | Basic Energy Services Inc.          2019 Proxy Statement

William T. Dame (Vice President — Pumping Services) has 38 years of related industry experience. Mr. Dame joined Basic in 2003 and has served as our Vice President — Pumping Services since 2006. He previously served as our Vice President - PPW and RAFT Divisions from 2005 to 2006 and as a regional vice president from 2004 through 2005. From 1997 to 2003, Mr. Dame worked in various operational management positions at Plains Energy, Precision Drilling and New Force Energy Services. He served as a vice president of Fleet Cementers, Inc. from 1987 to 1997. Mr. Dame began his career in 1981 with Halliburton. Mr. Dame attended Tarleton State University.
Douglas B. Rogers (Vice President — Marketing) has 36 years of related industry experience. He joined Basic in 2007 and serves as Vice President — Marketing after serving as Vice President-Contracts for the Drilling Division. Mr. Rogers was Vice President - Rocky Mountain Division for Patterson - UTI Drilling Company from March 2003 to June 2007. He also served as Western Division Sales Manager for Ambar Lonestar Fluid Services, a division of Patterson - UTI Drilling Company, from 1998 to 2003. He began his career in 1983 with Permian Servicing Company, where he managed well servicing operations. He continued in that capacity through Permian Servicing Company’s mergers with Xpert Well Service and Pride Petroleum Service until joining Zia Drill/Nova Mud in March 1997. Mr. Rogers graduated with a Bachelor of Arts degree from Eastern New Mexico University.
Eric Lannen (Vice President — Human Resources) has been a Vice President since August 2015.  Eric Lannen has more than 27 years of Human Resources experience in the oil & gas, engineering & construction, defense & government services and the technology industries, as well as more than 16 years of experience in HR leadership roles. Prior to joining Basic, Mr. Lannen served as Senior Vice President, Human Resources for Dyncorp International and Vice President of Human Resources at McDermott International. Mr. Lannen’s prior experience includes: talent acquisition leader for IBM growth markets across five continents; leading Human Resources for the Government Services Division of Kellogg Brown & Root (KBR); and several HR positions at Halliburton Company. Mr. Lannen graduated from Texas A&M University with a Bachelor of Science degree.
Lanny T. Poldrack (Vice President — Central Region and Tubular Division) has 32 years of related industry experience and has served as our Vice President - Central Region and Tubular Division since October 2015. He previously served as our Vice President - Safety and Operations Support since April 2011. From April 2009 to April 2011, he served as a Corporate Marketing Representative based in Houston, Texas. Prior to joining Basic, he spent 13 years at Cudd Energy Services where he held various technical sales and sales management positions for both well intervention and live well service divisions, the last four years of which he served as Business Development Manager for Cudd Well Control for both domestic and international operations in U.S., Canadian, Latin America, European, Middle Eastern and South East Asian markets. He began his oilfield career in West Texas as a technical field representative for Weatherford International, specializing in fishing and rental tools and hydraulic BOP systems. Mr. Poldrack graduated with an applied science degree from Odessa Junior College.
Brett J. Taylor (Vice President — Chief Technology Officer) has 26 years of related industry experience and has been our Vice President – Chief Technology Officer since December 2018. Mr. Taylor previously served as our Vice President of Manufacturing and Equipment since June 2013. Prior to joining Basic, he was President of Taylor Industries, LLC in Tulsa, Oklahoma from 2010 to 2013. From 2009 to 2010, he served as Executive Vice President of Sales and Marketing at Serva Group Manufacturing.  Before that, Mr. Taylor held positions of increasing responsibilities at Taylor Industries over an 11-year span. His tenure at Taylor included the role of Consultant, President of Sales from 2008 to 2009, President of Taylor from 2003 to 2008, General Manager & Vice President of Business Development from 2001 to 2003, and Sales and Marketing Manager from 1997 to 1999. Mr. Taylor graduated with a Bachelor of Business Administration degree from the University of Oklahoma.
Richard S. Wegner (Vice President — Quality, Health, Safety & Environment) has seven years of related industry experience. Mr. Wegner is responsible for the development, implementation, communication and coordination of all quality, health, safety and environmental programs for the Company including Department of Transportation compliance and safety training. Prior to his current role, Mr. Wegner held roles of increasing responsibility at Basic in the Finance and Safety functions including Director of Budget & Analysis and Director Safety & Compliance. Prior to joining Basic, Mr. Wegner served as an Infantry Officer in the United States Marine Corps. Mr. Wegner earned his Bachelor of Business Administration degree from Texas Tech University and his Master in Business Administration from Southern Methodist University.

13 | Basic Energy Services Inc.          2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of March 21, 2019, by (1) all persons who beneficially own more than 5% of the outstanding voting securities of the Company, to the knowledge of the Company’s management, (2) each current director, (3) each named executive officer listed in the Summary Compensation Table and (4) all current directors and executive officers as a group.
0

	Amount and Nature	Percent of
	of Beneficial	Shares
Name	Ownership	Outstanding

Ascribe Capital LLC (1)	4,165,238	15.5%
Silver Point Capital, L.P. (2)	3,268,151	12.1%
CVI Opportunities Fund I, LLLP (3)	2,402,820	8.9%
Cetus Capital III, L.P. (4)	2,197,058	8.2%
Dimensional Fund Advisors LP (5)	2,120,260	7.9%
Prescott Group Capital Management, L.L.C. (6)	1,686,791	6.3%
Blackrock, Inc. (7)	1,579,875	5.9%
T.M. “Roe” Patterson (8)	453,858	1.7%
James F. Newman (9)	153,825	*
Alan Krenek (10)	131,711	*
Timothy H. Day	71,600	*
William T. Dame (11)	68,683	*
James D. Kern	26,100	*
Samuel E. Langford	16,600	*
Julio M. Quintana	16,600	*
John Jackson	16,100	*
Anthony J. DiNello (12)	12,100	*
Directors and Executive Officers as a Group (16 persons)	1,042,619	3.9%
* Less than one percent.
1.Based solely on information provided on Form 4 filed by Ascribe Capital LLC ("Ascribe Capital") with the SEC on December 18, 2018. Ascribe Capital reported shared voting power as to 4,165,238 shares and shared dispositive power as to all 4,165,238 shares. Ascribe Capital’s principal business address is 299 Park Avenue, New York, NY 10171.
2.Based solely on information provided on From 4 filed by Silver Point Capital, L.P. ("Silver Point") with the SEC on May 23, 2018. Silver Point reported shared voting power as to 3,268,151 shares and shared dispositive power as to all 3,268,151 shares. Silver Point’s principal business address is Two Greenwich Plaza, Greenwich, CT 06830.
3.Based solely on information provided on Schedule 13G filed by CVI Opportunities Fund I, LLLP (“CVI”) with the SEC on February 4, 2019. CVI reported shared voting power as to 2,402,820 shares and shared dispositive power as to all 2,402,820 shares. CVI’s principal business address is One Commerce Center, 1201 N. Orange Street, Wilmington, DE 19801. Susquehanna Advisors Group, Inc., which serves as the investment manager to CVI, may be deemed to be the beneficial owner of all shares owned by CVI.
4.Based solely on information provided on Schedule 13G filed by Cetus Capital III, L.P. (“Cetus”) with the SEC on February 8, 2019. Cetus reported shared voting power as to 856,009 shares and shared dispositive power as to all 856,009 shares. Cetus's principal business address is 30 Rockefeller Plaza, New York, NY 10112.
14 | Basic Energy Services Inc.          2019 Proxy Statement

5.Based solely on information provided on Schedule 13G filed by Dimensional Fund Advisors LP. (“Dimensional”) with the SEC on February 8, 2019. Dimensional reported sole voting power as to 2,120,260 shares and sole dispositive power as to all 2,207,229 shares. Dimensional’s principal business address is 6300 Bee Cave Road, Austin, TX 78746.
6.Based solely on information provided on Schedule 13G filed by Prescott Group Management, L.L.C. (“Prescott Capital”) with the SEC on February 11, 2019. Prescott Capital reported shared voting power as to 1,686,791 shares and shared dispositive power as to all 1,686,791 shares. Prescott Capital’s principal business address is 1924 South Utica, Tulsa, OK 74104.
7.Based solely on information provided on Schedule 13G filed by Blackrock, Inc. (“Blackrock”) with the SEC on February 11, 2019. Blackrock reported sole voting power as to 1,523,942 shares and sole dispositive power as to all 1,579,875 shares. Blackrock’s principal business address is 55 East 52nd Street, New York, NY 10055.
8.Includes 20,807 warrants to purchase the Company’s common stock on a one-for-one basis. Excludes 113,383 shares of issuable upon vesting RSUs and 66,912 shares issuable upon exercise of unvested stock options, which are subject to forfeiture and generally vest over the next three and one years, respectively.
9.Includes 6,313 warrants to purchase the Company’s common stock on a one-for-one basis. Excludes 40,318 shares of issuable upon vesting RSUs and 23,744 shares issuable upon exercise of unvested stock options, which are subject to forfeiture and generally vest over the next three and one years, respectively.
10.Includes 6,638 warrants to purchase the Company’s common stock on a one-for-one basis. Includes 99,600 shares owned subject to bank pledges.
11.Includes 4,461 warrants to purchase the Company’s common stock on a one-for-one basis. Excludes 23,660 shares of issuable upon vesting RSUs and 12,952 shares issuable upon exercise of unvested stock options, which are subject to forfeiture and generally vest over the next three and one years, respectively.
12.Mr. DiNello disclaims any beneficial ownership relating to shares owned by Silver Point.
15 | Basic Energy Services Inc.          2019 Proxy Statement

1.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding options, warrants and rights authorized for issuance under our equity compensation plans as of December 31, 2018:
0

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (4)
Equity compensation plans approved by security holders (1)	2,475,579	$39.23	677,015
Equity compensation plans not approved by security holders	—	—	—
Total	2,475,579	$39.23	677,015

1.Represents shares of common stock issuable under the Basic Energy Services, Inc. Management Incentive Plan, effective as of December 23, 2016 (the “MIP”), and the Basic Energy Services, Inc. Non-Employee Director Incentive Plan, effective as of May 25, 2017 (the “Director Incentive Plan”).
2.Includes 595,736 shares of common stock that may be issued upon the vesting of stock options and 1,879,843 shares of common stock that may be issued upon vesting of restricted stock units (“RSUs”), each under the MIP.
3.RSUs do not have an exercise price; accordingly, RSUs are excluded from the weighted average exercise price of outstanding awards.
4.Represents the number of shares of common stock remaining available for grant under the MIP and Director Incentive Plan as of December 31, 2018. If any common stock underlying an unvested award is canceled, forfeited or is otherwise terminated without delivery of shares, then such shares will again be available for issuance under the MIP, but not under the Director Incentive Plan.

16 | Basic Energy Services Inc.          2019 Proxy Statement

EXECUTIVE COMPENSATION MATTERS

Overview

We are currently considered a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures. Further, our reporting obligations extend only to the individuals serving as our chief executive officer, our two next most highly compensated executive officers and our retired Chief Financial Officer. We refer to the aforementioned individuals throughout this discussion as the “NEOs” and their names, titles and positions are as follows:

17 | Basic Energy Services Inc.          2019 Proxy Statement

Name	Principal Position
T. M. “Roe” Patterson	President and Chief Executive Officer
Alan Krenek (Retired)	Former Senior Vice President and Chief Financial Officer, Treasurer and Secretary
James F. Newman	Senior Vice President - Region Operations
William T. Dame	Vice President - Pumping Services

What Guides Our Program

Our Compensation Philosophy & Objectives. Our historic compensation philosophy is driven by the following guiding principles that reinforce the critical connections between business performance, stockholder value creation and senior leadership:
•Compensation for performance: A substantial portion of our executive’s total compensation is variable and contingent upon the attainment of certain specific and measurable annual- and long-term business performance objectives.
•Stockholder alignment: Executives are compensated through compensation elements (base salaries, annual- and long-term incentives) designed to create long-term value for our stockholders, as well as foster a culture of ownership.
•Competitiveness: Target compensation is set at a level that is competitive with that being offered to individuals holding similar positions at other oil and gas companies with which we compete for business and talent.
•Attraction and retention: The executive compensation program enables the Company to retain superior executive talent, as well as attract additional top-tier leadership.

The Principal Elements of Compensation: Total Direct Compensation ("TDC"). Our compensation philosophy is supported by the following principal elements in our executive compensation program:

Element	Form	Purpose
Base Salary	Cash (Fixed)	Provides a competitive rate relative to similar positions at the market median. This enables the Company to attract and retain critical executive talent.
Quarterly Incentive Bonus Plan*	Cash (Variable)	Ties the compensation of eligible executives in specific areas, regions and divisions directly to the achievement of financial return on assets employed, revenue growth and safety goals within their particular operations.
Annual Cash Bonus Plan	Cash (Variable)	Provides motivation toward, and reward for the achievement of, annual financial and strategic goals that drive long-term stockholder value.
Long-Term Incentives	Equity (Variable)	Provides incentives to execute on longer-term financial/strategic growth goals that drive stockholder value creation and support the Company’s retention strategy.
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*The CEO, CFO, and Senior Vice President, Region Operations do not participate in this plan. Any bonus amounts awarded under this plan to the other NEOs are deducted from any bonus amounts received under the Annual Cash Bonus Plan.
Section 162(m). We consider objectives such as attracting, retaining and motivating leaders when we design our executive compensation programs. We also consider the tax-deductibility of compensation, but it is not our sole consideration. For federal income taxes, compensation is an expense that is fully tax-deductible for almost all our employees. Our NEOs are treated differently. Their pay above $1.0 million is non tax-deductible. The MIP permits the payment of qualified performance-based compensation, which, prior to 2018, was fully tax-deductible. As a result of the elimination of the performance-based compensation exception from the 162(m) limitation, the opportunity to design programs that are fully tax-deductible for our NEOs has effectively been eliminated. Therefore, we believe that tax-deductibility will have less of an impact on our program design in the future.
We believe that all the compensation we paid to our other NEOs in 2018 was tax-deductible except for the following:
•the value of the time-based RSUs vested in 2018; and
•certain prerequisites and other benefits.
Effective for tax years in 2018 or later, performance-based compensation exception to $1.0 million deduction limitation was repealed. In 2018 and future years, we expect that earnings from performance-based stock options and performance-based RSUs granted on or before November 2, 2017 and has not since been materially modified will continue to be tax-deductible pursuant to the MIP because they are considered grandfathered under the tax reform legislation, unless further tax reform guidance tells us otherwise. We expect the other compensation paid to our NEOs above $1.0 million will not be tax-deductible.

19 | Basic Energy Services Inc.          2019 Proxy Statement

Summary Compensation Table

The following information relates to compensation paid by the Company for the fiscal years ended 2018 and 2017 to the Company’s Chief Executive Officer, its retired Chief Financial Officer, and each of the other two most highly compensated executive officers:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
T.M. “Roe” Patterson,	2018	700,000	—	1,429,018	—	315,000	—	—	2,444,018
President and Chief Executive Officer	2017	658,269	—	9,115,924	1,641,017	630,000	—	—	12,045,210
Alan Krenek (Retired)	2018	268,154	—	511,263	—	192,719	—	1,166,775	2,138,911
Former Senior Vice President, Chief Financial Officer, Treasurer and Secretary	2017	395,208	—	3,244,487	582,289	311,250	—	900	4,534,134
James F. Newman,	2018	415,000	—	511,263	—	155,625	—	7,639	1,089,527
Senior Vice President, Region Operations	2017	395,208	—	3,244,487	582,289	311,250	—	6,616	4,539,850
William T. Dame,	2018	311,692	—	359,024	—	75,000	—	19,044	764,760
Vice President, Pumping Services	2017	317,890	—	1,764,366	317,615	255,000	—	17,904	2,672,775
______________
1.Under the terms of their employment agreements, Messrs. Patterson, Newman and Dame are entitled to the compensation described under “Employment Agreements” below.
2.This column represents the total grant date fair value of RSUs and performance-based RSUs granted to each of the applicable named executive officers. The fair value of performance-based RSUs granted in 2018, $14.72 was calculated in accordance with FASB ASC Topic 718, based on the fair value on the grant date, February 8, 2018. The value of time-based RSU was calculated based upon the closing market price of the stock on the grant date, February 8, 2018. The actual value that an executive officer will realize upon vesting of performance or time-based RSUs will depend upon the market price of the Company’s stock on the vesting date, so there is no assurance that the value realized by an executive officer will be at or near the value of the market price of the Company’s stock on the grant date. Refer to the Company's Annual Report on Form 10-K for the period ended December 31, 2018, filed with the SEC on March 5, 2019 for further discussion on our grant-date valuation of stock-based compensation.
3.The option awards vest in three equal installments beginning on February 8, 2018. Each option has an exercise price of $41.93. The fair value of the option awards included in this column represents the value of the award on the grant date, $16.35, which was determined in accordance with FASB ASC Topic 718, and excludes the effect of estimated forfeitures. Refer to the Company's Annual Report on Form 10-K for the period ended December 31, 2018, filed with the SEC on March 5, 2019 for further discussion on our grant-date valuation of stock-based compensation.
4.Reflects aggregate bonus payments made utilizing metrics under our annual cash bonus incentive compensation plan and division-level Quarterly Incentive Bonus Plan. In 2018, Messrs. Patterson, Krenek and Newman did not participate in the Quarterly Incentive Bonus Plan and received only an annual cash bonus for 2018 performance that was paid in early 2019. Mr. Dame participated in the Quarterly Incentive Bonus Plan in 2018.
5.Includes vehicle allowance for 2018 of $6,739 for Mr. Newman and $18,144 for Mr. Dame. Includes a cell phone allowance of $900 for Mr. Newman and Mr. Dame and $600 for Mr. Krenek in 2018. Messers. Krenek, Newman and Dame each received $900 of cellphone allowance in 2017 and Mr. Patterson did not participate in the cell phone allowance plan in 2018 and 2017. For 2018, all other compensation for Mr. Krenek also includes payments made in connection with his retirement for severance related payments of $1,166,175.

20 | Basic Energy Services Inc.          2019 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning unexercised stock options and unvested RSUs of each of our named executive officers as of December 31, 2018:

Option Awards						Stock Awards
									Equity Incentive
	Number of	Number of	Equity			Number of		Equity Incentive	Plan Awards:
	Securities	Securities	Incentive Plan			Shares		Plan Awards:	Market or Payout
	Underlying	Underlying	Awards: Number of			or Units of	Market Value of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Securities Underlying	Option		Stock That	Shares or Units of	Shares, Units or	Shares, Units or
	Options	Options	Unexercised	Exercise	Option	Have Not	Stock That	Other Rights that	Other Rights That
	(#)	(#)	Unearned Options	Price	Expiration	Vested	Have Not Vested	Have Not Vested	Have Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
T.M. “Roe” Patterson
12/23/2016(1)	66,912	—	33,456	$36.55	12/23/2026	—	—	—	—
2/22/2017(2)	—	—	—	—	—	167,280	$642,355	—	—
2/22/2017(3)	33,456	—	66,912	$41.93	2/22/2027	—	—	—	—
2/8/2018 (4)	—	—	—	—	—	44,615	$171,322	—	—
2/8/2018 (5)	—	—	—	—	—	—	—	44,615	$171,322
Alan Krenek (Retired) (6)
12/23/2016(6)	35,614	—	—	$36.55	12/23/2026	—	—	—	—
2/22/2017(6)	35,614	—	—	$41.93	2/22/2027	—	—	—	—
James F. Newman
12/23/2016(1)	23,742	—	11,871	$36.55	12/23/2026	—	—	—	—
2/22/2017(2)	—	—	—	—	—	59,357	$227,931		—
2/22/2017(3)	11,872	—	23,742	$41.93	2/22/2027	—	—	—	—
2/8/2018 (4)	—	—	—	—	—	15,962	$61,294	—	—
2/8/2018 (5)	—	—	—	—	—	—	—	15,962	$61,294
William T. Dame
12/23/2016(1)	12,950	—	6,475	$36.55	12/23/2026	—	—	—	—
2/22/2017(2)	—	—	—	—	—	32,376	$124,324		—
2/22/2017(3)	6,476	—	12,950	$41.93	2/22/2027	—	—	—	—
2/8/2018 (4)	—	—	—	—	—	11,209	$43,043	—	—
2/8/2018 (5)	—	—	—	—	—	—	—	11,209	$263,075

(1)  One third of the options vested on December 23, 2017 and another one third of the RSUs vested on December 23, 2018. The remainder will vest on December 23, 2019.
(2) Performance-based RSUs were granted by our Board, as recommended by the Compensation Committee, to certain of our employees, including our named executive officers, on February 22, 2017. Performance for the award was measured based on the Company's relative total stock return (“TSR”) compared to the TSR of a selected peer group of energy services companies. One third of the Performance-based RSUs vested on February 8, 2018. The remainder will vest in two equal annual installments on February 8, 2019 and 2020.
(3) One third of the options vested on February 8, 2018. The remainder will vest in two equal annual installments on February 8, 2019 and 2020.
(4) RSUs were granted by our Board, as recommended by the Compensation Committee, to certain of our employees, including our named executive officers, on February 8, 2018. RSUs begin to vest in three equal annual installments on March 15, 2019.
(5) Performance-based RSUs were granted by our Board, as recommended by the Compensation Committee, to certain of our employees, including our named executive officers, on February 8, 2018. Performance for the award will be measured based on the Company's relative TSR compared to the TSR of a selected peer group of energy services companies.
(6) Pursuant to the transition agreement entered April 3, 2018 with Mr. Krenek, all of Mr. Krenek's unvested equity compensation vested on August 15, 2018. Mr. Krenek's unexercised options had a six-month expiration date and expired on February 15, 2019.

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Employment Agreements

Pursuant to our employment agreement, effective May 2013, with T.M. “Roe” Patterson, our President and Chief Executive Officer, Mr. Patterson’s initial annual base salary was set at $650,000 and is subject to adjustment at least annually. Mr. Patterson is entitled to an annual performance bonus if certain performance criteria are met. In addition, Mr. Patterson is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our MIP. If Mr. Patterson’s employment were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to two times the sum of his annual base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if Mr. Patterson’s employment were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our Company, he would be entitled to a lump sum severance payment equal to three times the sum of his annual base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Mr. Patterson’s employment agreement renews automatically each January 1st  for a one-year period unless notice of termination is properly given by us or Mr. Patterson. In the event that Mr. Patterson’s employment agreement is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, Mr. Patterson will be entitled to the same severance benefits described above.
We entered into a transition services agreement with Alan Krenek, our former Senior Vice President and Chief Financial Officer, Treasurer and Secretary, effective April 3, 2018. Pursuant to this agreement, Mr. Krenek's employment agreement terminated on the severance date and Mr. Krenek was entitled to a lump sum severance payment along with a pro rata portion of the 2018 target bonus based on the number of days from January 1, 2018 through and including the Severance Date divided by 365. All of Mr. Krenek's outstanding unvested stock options, restricted stock, and restricted stock units (collectively, the "Equity Awards") fully vested on the severance date, with any applicable performance goals deemed met at target levels and settled in accordance with the terms of the applicable award agreement.
We have also entered into an employment agreement with each James F. Newman, our Senior Vice President — Region Operations and William T. Dame, our Vice President — Pumping Services, effective November 2013. Pursuant to their agreements, Messrs. Newman and Dame were given initial annual base salaries of $400,000 and $295,000 respectively which are subject to adjustment at least annually. Each of Messrs. Newman and Dame is also entitled to an annual performance bonus if certain performance criteria are met. In addition, each of Messrs. Newman and Dame is eligible from time to time to receive grants of stock options and other long-term equity incentive compensation under our MIP. If the employment of either of these officers were to be terminated for certain reasons, he would be entitled to a lump sum severance payment equal to 1.5 times the sum of his annual base salary plus his current annual incentive target bonus for the full year in which the termination of employment occurred. Additionally, if the employment of either of these officers were to be terminated for certain reasons within the six months preceding or the twelve months following a change in control of our Company, he would be entitled to a lump sum severance payment equal to two times the sum of his annual base salary plus the higher of (i) his current annual incentive target bonus for the full year in which the termination of employment occurred or (ii) the highest annual incentive bonus received by him for any of the last three fiscal years. Each of these employment agreements renews automatically each January 1st for a one-year period unless notice of termination is properly given by us or the officer. In the event that either of these employment agreements is not renewed by us for any reason other than cause and a new employment agreement has not been entered into prior to the expiration of the then-current term, the officer will be entitled to the same severance benefits described above.
The employment agreements for Messrs. Patterson, Newman and Dame also provide for gross up payments to the extent Section 280G of the Code would apply to such payments as excess “parachute” payments. These provisions have been included in the applicable employment agreements for each of these officers since prior to 2008.
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As consideration for our entering into the above employment agreements, each of Messrs. Patterson, Newman and Dame has agreed in his employment agreement that, for a period of six months following the termination of his employment by us without cause or by him for good reason, and for a period of two years following the termination of his employment for retirement or any other reason, he will not, among other things, engage in any business competitive with ours, render services to any entity that is competitive with us or solicit business from certain of our customers or potential customers. These non-competition restrictions will not apply in the event that such termination is within twelve months of a change in control of our company. Additionally, each officer has agreed not to solicit any of our employees to terminate, reduce or otherwise adversely affect his employment with us for a period of two years following the termination of his employment by us for whatever reason.
Our Compensation Committee reviews and discusses periodically with a compensation consultant the salary and wage levels of our officers and employees, including our NEOs. In February 2018, our Compensation Committee, based on its discussion with its compensation consultant, increased 2018 base salaries from the 2017 salary amounts for each of our executive officers. Base salaries for 2018 were as follows: Mr. Patterson - $700,000;  Mr. Krenek and Mr. Newman - $415,000; and Mr. Dame - $340,000.

Director Compensation

The following table sets forth information concerning the 2018 compensation of each of our directors other than T. M. “Roe” Patterson, who is a named executive officer and receives no compensation for serving as a director:

	Fees Earned or	Stock	Option	Non-Equity Incentive	Nonqualified Deferred	All Other
	Paid in Cash	Awards	Awards	Plan Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)
(a)	(b)	(c) (1)	(d)	(e)	(f)	(g)	(h)
Timothy H. Day	$89,334	$150,494	—	—	—	—	$239,828
Julio M. Quintana	$87,405	$124,878	—	—	—	—	$212,283
John Jackson	$91,583	$124,878	—	—	—	—	$216,461
James D. Kern	$75,241	$124,878	—	—	—	—	$200,119
Samuel E. Langford	$76,964	$124,878	—	—	—	—	$201,842
Anthony J. DiNello	$78,601	$124,878	—	—	—	—	$203,479
0
1.This column represents the total grant date fair value of restricted stock awards granted to each of the applicable directors. The fair value of restricted stock awards was calculated based upon the closing market price of the Company’s common stock on the grant date.

For additional information regarding fees earned for services as a director in 2018, including annual retainer fees, committee and chairmanship fees, and meeting fees, see “Board of Directors and Committees of the Board — Board of Directors — Compensation.”

Transactions with Related Persons, Promoters and Certain Control Persons

Transactions with Related Persons. During 2018, there were no transactions with related persons that were required to be disclosed in this proxy statement pursuant to Item 404(d) of regulation S-K.
Review, Approval or Ratification of Transactions with Related Persons. Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for establishing procedures for the approval of all related party transactions between the Company and any officer or director that would potentially require disclosure. The Board of Directors has adopted a written policy regarding related party transactions that is to be administered by the Audit Committee. The policy applies generally to transactions, arrangements or relationships in which the
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Company was, is or will be a participant, in which the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. Related persons include, among others, directors and officers of the Company, beneficial owners of 5% or more of the Company’s voting securities, immediate family members of the foregoing persons, and any entity in which the foregoing persons are employed, are a principal or in which such person has more than a 10% beneficial ownership interest. The Company’s Chief Financial Officer is responsible for submitting related person transactions to the Audit Committee for approval at regularly scheduled meetings, or, if such approval is not practicable, to the Chairman of the Audit Committee for approval between such meetings. When considering related person transactions, the Audit Committee, or where submitted to the Chairman, the Chairman, will consider all of the relevant facts available, including, but not limited to: the benefits of the transaction to the Company; the impact on a director’s independence in the event the related person is a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions available to unrelated third parties or to employees of the Company generally. The Company is not aware of any transaction that was required to be reported in its filings with the SEC where such policies and procedures either did not require review or were not followed.

Compensation Committee Interlocks and Insider Participation

Messrs. Day (Chairman), Jackson and Quintana serve as the members of our Compensation Committee. The Board has determined that Messrs. Day, Jackson and Quintana are independent directors (as defined by NYSE listing standards). None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Leadership Structure of the Company’s Board
Mr. Day is the Chairman of the Board. The Chairman is not the principal executive officer of the Company. The Board believes that the separation of the Chairman and the Chief Executive Officer functions in this structure is appropriate for oversight purposes on behalf of its investors, because it clarifies the individual roles of the Chairman and Chief Executive Officer, allows the Chief Executive Officer to speak for the Company’s management, provides independent Board oversight by an independent Chairman and enhances accountability. The Board periodically reviews the leadership structure and may make changes in the future.

Board Role in Risk Oversight of the Company
The Board has delegated certain responsibilities to the Audit Committee under the Company’s Audit Committee charter. These responsibilities include, among others: (i) meeting periodically with management and/or the Company’s Chief Financial Officer and Chief Accounting Officer to review and discuss (A) the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures, including guidelines and policies with respect to risk management and risk assessment and (B) the effects of regulatory and accounting changes; (ii) reviewing and discussing with the Company’s independent auditor reports that the independent auditors are required to provide to the Audit Committee relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; (iii) discussing periodically with members of management, the Company’s internal auditors and the Company’s independent auditor the adequacy and effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting, any changes in internal controls, and any significant deficiencies or material weaknesses in the design or operation of internal controls; and (iv) establishing and maintaining whistleblower procedures for complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. In connection with these risk oversight matters, the Audit Committee also regularly reviews with management safety and litigation matters.
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The Board receives regular reports from the Chairman of the Audit Committee regarding its activities and actions, as well as any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the auditors, and the performance of the internal audit function.
The Board does not have any separate risk committees. However, the Compensation Committee, in connection with setting 2018 and 2019 compensation, has considered whether its compensation policies and practices are reasonably likely to cause a material adverse effect on the Company. Risk oversight with respect to other Company matters, to the extent applicable, remains with the Board or the Company’s management.

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AUDIT RELATED MATTERS

Audit Committee Report

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Basic Energy Services, Inc. (the “Company”) consists of three directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Committee’s role under the charter is to provide oversight of management’s responsibility. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met nine times during the year ended December 31, 2018.
The independent auditors provided the Committee a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Communication with Audit Committees Concerning Independence). The Committee also discussed with the auditors any relationships that may impact the independence of the auditors.
The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the PCAOB, including those described in PCAOB AS 1301, “Communication with Audit Committees.”
The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2018, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the Securities and Exchange Commission.
This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act.

John Jackson, Chairman
Timothy H. Day
James D. Kern

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Independent Auditor and Fees

KPMG LLP, a registered public accounting firm, audited the Company’s consolidated financial statements for fiscal 2018 and has advised the Company will have a representative available at the 2019 Annual Meeting to respond to appropriate questions. Such representative will be permitted to make a statement if he or she so desires.
KPMG LLP has billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2018 and 2017 annual financial statements, reviews of quarterly financial statements, and review of the Company’s documents filed with the SEC (Audit Fees), (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements (Audit-Related Fees), (iii) services related to tax compliance (Tax Fees) and (iv) all other services provided by KPMG LLP (All Other Fees).

		All Other
	Audit Fees	Fees (1)
Fiscal 2018	$1,452,000	$160,000
Fiscal 2017	$1,225,000	$113,000
___________
(1) “All Other Fees” consists of fees related to the adoption of ASC Topic 606 - Revenue from Contracts with Customers and audit-related fees for comfort letters in 2018 and consent related to offerings in 2017.

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee of the Board has adopted policies regarding the pre-approval of auditor services. The Audit Committee historically approves at its May meeting all services provided by the independent public accountants. All additional services must be pre-approved on a case-by-case basis. The Audit Committee reviews the actual and budgeted fees for the independent public accountants at its first and fourth meetings. All of the services provided by KPMG LLP during fiscal 2018 were pre-approved by the Audit Committee.

Required Vote
The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

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PROPOSAL 2: APPROVAL OF THE BASIC ENERGY SERVICES, INC. 2019 LONG TERM INCENTIVE PLAN

The Board unanimously recommends that you vote FOR this proposal.
We are asking you to approve the Basic Energy Services, Inc. 2019 Long Term Incentive Plan (the “LTIP”), which the Board adopted on March 21, 2019 upon the recommendation of the Compensation Committee. The LTIP will only become effective if approved by stockholders at the Annual Meeting. If approved, the effective date of the LTIP will be May 14, 2019.
If approved, the LTIP will enable the Company to provide stock-based incentives that align the interests of employees and consultants with those of the stockholders of the Company, motivate employees and consultants to achieve long-term results, reward employees and consultants for their achievements, and attract and retain the types of employees and consultants who will contribute to the Company’s long-term success.
The Company believes that long term equity-based compensation is a critical part of its compensation program. Stockholder approval of the LTIP would allow us to continue to attract and retain talented employees and consultants with equity incentives.
The LTIP will replace the Basic Energy Services, Inc. Management Incentive Plan, adopted effective December 23, 2016 (the “MIP”), which will be frozen as of the effective date of the LTIP.

Material Terms of the LTIP
The following summary of the material terms of the LTIP is qualified in its entirety by the full text of the LTIP, a copy of which is attached to this Proxy Statement as Annex A. You also may obtain a copy of the LTIP, free of charge, by writing to the Company at Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, Attention: Corporate Secretary.

Effective Date; Duration of the LTIP
The LTIP will become effective upon approval by the Company’s stockholders and will remain in effect until the tenth anniversary of the date it is approved by stockholders, unless terminated earlier by the Board or Compensation Committee.

LTIP Administration
The LTIP will be administered by the Compensation Committee except to the extent the Board elects to administer the LTIP. The Compensation Committee will have the authority to, among other things, interpret the LTIP, determine who will be granted awards under the LTIP, determine the type and number of awards granted under the LTIP, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the LTIP. The Compensation Committee has the right to delegate to a subcommittee of the Board or any officers of the Company any right granted to the Compensation Committee under the LTIP, except where such delegation would violate state corporate law or result in the loss of an exemption under Rule 16b-3(d)(1).

Eligibility
The Compensation Committee may grant awards to any employee, officer or consultant of Company and its affiliates. Only employees are eligible to receive incentive stock options (“ISOs”). Approximately 20 employees, 10 officers, and zero consultants would be eligible to participate in the LTIP if it were currently in place. The NEOs receive awards as described in this proxy statement under “Executive Compensation Matters.”
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Shares Available for Awards; Limits on Awards
The LTIP authorizes the issuance of up to 2,481,657 shares of common stock with respect to awards under the LTIP, which includes the shares of common stock remaining available for grant of awards under the MIP (currently, 681,657) as of the effective date of the LTIP and the additional 1,800,000 shares of common stock approved for delivery pursuant to the LTIP. Additionally, the total shares of common stock reserved and available for delivery under the LTIP include any shares of common stock which are subject to awards canceled, expired, forfeited, or otherwise terminated under the terms of the MIP after the effective date of the LTIP.
If any outstanding award expires or is cancelled, forfeited, settled in cash or otherwise terminated without issuance of the full number of shares of common stock to which the award related, then the unissued shares subject to such award will again become available for future grant under the LTIP. Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will not again become available for future grants under the LTIP.
The maximum number of shares of common stock that may be issued pursuant to ISOs under the LTIP is 2,481,657 shares. The maximum number of shares of common stock that may be subject to awards granted under the LTIP to any one person during a calendar year is 500,000 shares.
The Compensation Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see “Adjustments Upon Changes in Stock”).

No Repricing or Reload Rights
Except adjustment for certain corporate changes in accordance with the provisions of the LTIP, no option or stock appreciation right may be repriced, replaced, regranted through cancellation or otherwise modified without stockholder approval, if the effect would be to reduce the exercise price for the shares underlying such award. Further, no stock option or stock appreciation right that is underwater may be canceled in exchange for a cash payment or for the purpose of granting a replacement award of a different type.

Types of Awards That May Be Granted
Subject to the limits in the LTIP, the Compensation Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the LTIP are: stock options (including both ISOs and nonstatutory options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), stock awards, dividend equivalents and other stock-based awards and cash awards.

Stock Options
A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonstatutory stock option. ISOs and nonstatutory stock options are taxed differently, as described under “Federal Income Tax Treatment of Awards Under the LTIP.” The exercise price of a stock option may not be less than the greater of (i) the par value per share of common stock or (ii) the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $4.76. Full payment of the exercise price must be made at the time of such exercise either in cash or in another manner approved by the Compensation Committee.

Stock Appreciation Rights
A SAR is the right to receive the excess of (i) the fair market value of one share of common stock on the date of exercise over (ii) the grant price of the SAR in cash or common stock as determined by the Compensation Committee. The exercise price of a SAR may not be less than the greater of (i) the par value per share of common stock or (ii) the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with options.
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Restricted Stock
A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Compensation Committee. Restricted stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee may impose. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends upon vesting.

Restricted Stock Units
An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Compensation Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder. An RSU may be settled in cash or shares of common stock as determined by the Compensation Committee.

Stock Awards
A stock award is an unrestricted share of common stock which may be granted at the discretion of the Compensation Committee as a bonus, as additional compensation, or in lieu of cash compensation any such participant is otherwise entitled to receive.

Dividend Equivalents
A dividend equivalent is a right to receive cash, common stock or other property equal in value to dividends paid with respect to a specified number of shares of common stock. No dividend equivalent will vest or be payable sooner than the date on which the underlying award has vested.

Cash Awards
A cash award may be granted on a free-standing basis or as an element of, a supplement to, or in lieu of any other award under the LTIP in such amounts and subject to such other terms as the Compensation Committee in its discretion determines to be appropriate.

Performance Awards
A performance award is an award to receive cash, shares of common stock or a combination of both upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. The Compensation Committee may establish the applicable performance goals based on the following business criteria: (1) revenues, sales or other income; (2) cash flow, discretionary cash flow, cash flows from operations, cash flows from investing activities, and/or cash flows from financing activities; (3) earned value-added or other value-based performance measures; (4) return on net assets, return on assets, return on investment, return on capital, return on capital employed or return on equity; (5) income, operating income or net income; (6) earnings or earnings margin determined before or after any one or more of depreciation and amortization expense, impairment of inventory and other property and equipment, accretion of discount on asset retirement obligations, interest expense, net gain or loss on the disposition of assets, income or loss from discontinued operations, net of tax, noncash derivative related activity, amortization of stock-based compensation, income taxes, or other items; (7) equity, net worth, tangible net worth, book capitalization, debt, debt, net of cash and cash equivalents, capital budget or other balance sheet goals; (8) debt or equity financings or improvement of financial ratings; (9) cost reduction targets and general and administrative expenses; (10) capital expenditures; (11) Fair Market Value of the Stock, share price, share price appreciation, or total stockholder return; (12) achievement of savings from business improvement projects and achievement of capital projects deliverables; (13) capital efficiency, working capital or working capital changes; (14) operating profit or net operating profit; (15) internal research or development programs; (16) geographic business expansion; (17) performance against environmental, ethics or sustainability targets; (18) safety performance and/or incident rate; (19) human resources management targets, including medical cost reductions, employee satisfaction or retention, workforce diversity and time-to-hire; (20) satisfactory internal or external audits; (21) consummation, implementation or completion of a Change in Control
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or other strategic partnerships, transactions, projects, processes or initiatives or other goals relating to acquisitions or divestitures (in whole or in part), joint ventures or strategic alliances; (22) regulatory approvals or other regulatory milestones and compliance; (23) legal compliance or risk reduction; or (24) market share.

Vesting
The LTIP allows for awards subject to either time-based vesting or performance-based vesting, or both. All awards have a minimum vesting period of one year.

Adjustments Upon Changes in Stock
In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, change of control, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the LTIP and any award agreements, the exercise price of options and SARs, the price of common stock, and the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number or price of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Change in Control
In the event of a participant’s termination of service without cause or for good reason during the two-year period following a change in control, the vesting of all awards which were assumed and substituted in connection with the change in control will fully accelerate and all outstanding options and SARs will become immediately exercisable as of the date of the participant’s termination of service.
To the extent not assumed or substituted in connection with a change in control, awards subject to time vesting will become fully vested and exercisable upon the change in control. Awards subject to performance vesting that are not assumed or substituted will become vested and exercisable upon the change in control at the greater of (i) the Compensation Committee’s determination of the degree to which performance goals were attained or (ii) a prorated amount assuming that the applicable “target” levels of performance have been attained.
A change in control is defined as (a) the acquisition by an individual, entity or more than one individual or entity acting as a group, of 50% or more of (i) the then-outstanding shares of the Company’s common stock or (ii) the total voting power of the Company’s then-outstanding voting securities entitled to vote in the election of directors; (b) approval by the stockholders of a merger transaction; (c) a change to the Board during any 12-month period as a result of which the majority of the directors of the Board are those whose appointment or election was not approved by a majority of the Board; or (d) the sale or other disposition of all or substantially all of the assets of the Company.

Amendment or Termination of the LTIP
The Compensation Committee may amend, alter, suspend, discontinue or terminate the LTIP at any time. However, except in the case of adjustments upon changes in common stock, any amendment or alteration to the LTIP, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Compensation Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which shares of common stock of the Company may then be listed or quoted.

Amendment of Awards
The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.
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Withholding Taxes
The Company is authorized to deduct all applicable withholding taxes from any award or payment made under the LTIP. The Company may allow the participant to satisfy the tax withholding obligation by delivering cash, common stock (including through previously owned shares, net settlement, broker-assisted sale, or other cashless withholding) or other property.

Clawback and Recoupment
All awards are subject to cancelation, forfeiture or recoupment of previously paid compensation provided under the LTIP or an award agreement in accordance with the Company’s clawback policy.

Federal Income Tax Consequences of Awards
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances. State and local tax consequences may in some cases differ from the federal tax consequences. The following summary of the income tax consequences in respect of the LTIP is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards, including the applicability and effect of state, local and foreign laws.
Nonstatutory Stock Options
No income will be recognized by a participant for federal income tax purposes upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a nonstatutory stock option will be considered compensation subject to withholding at the time the income is recognized. Nonstatutory stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant.
The basis of shares transferred to a participant pursuant to exercise of a nonstatutory stock option is the price paid for the shares plus an amount equal to any income recognized by the participant as a result of the exercise of the option. If a participant thereafter sells shares acquired upon exercise of a nonstatutory stock option, the participant will have capital gain or loss equal to the difference between the basis of the shares and the amount realized on the sale.
ISOs
The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the ISO is exercised.
If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.
If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. The participant’s additional gain or any loss realized upon disposition will be a capital gain or loss.
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SARs
The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.
Restricted Stock
Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs
The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation on shares received will be taxed at capital gains rates.
Performance Awards
There will be no federal income tax consequences to either the participant or the employer upon the grant of a performance award. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of common stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. The employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Stock Awards
The participant will recognize income for federal income tax purposes at the time of the stock award and the employer will be entitled to a corresponding deduction.
Other Incentive Awards
The tax treatment of other incentive awards will depend on the type of award. In general, the participant will be subject to income tax withholding at the time when the ordinary income is recognized. The participant’s employer will be entitled to a tax deduction at the same time and for the same amount.
Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest and penalties. The LTIP and awards granted under the LTIP are intended to be exempt from or to conform to the requirements of Section 409A of the Code.
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Section 162(m) and Limits on the Company’s Deductions
Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

LTIP Benefits
Awards under the LTIP will be granted in amounts and to individuals as determined by the Compensation Committee in its sole discretion in the ordinary course of business. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the LTIP are not determinable at this time. The Compensation Committee may grant awards to employees, officers, directors and consultants in the ordinary course of business prior to, but contingent on, approval of the LTIP by the stockholders at the 2019 Annual Meeting of Stockholders, or if approved, following approval of the LTIP at the 2019 Annual Meeting of Stockholders.

Required Vote
The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

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PROPOSAL 3: APPROVAL OF THE FIRST AMENDMENT TO THE BASIC ENERGY SERVICES, INC. NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

The Board unanimously recommends that you vote FOR this proposal.

We are asking you to approve the First Amendment (the “Amendment”) to the Basic Energy Services, Inc. Non-Employee Director Incentive Plan (the “Plan”), which the Board approved on March 21, 2019 upon the recommendation of the Compensation Committee. If approved, the effective date of the Amendment will be May 14, 2019.
On January 6, 2017, the Company adopted the Plan covering 100,000 shares. The Plan provides for the grant of nonstatutory stock options, restricted stock, restricted stock units and other stock-based awards with respect to shares of the Company’s common stock. The Plan was designed to attract and retain the services of directors.
As of March 21, 2019, awards under the Plan have been granted with respect to 75,100 shares and 24,900 shares remain available for grant under the Plan. The Amendment would provide for an additional 400,000 shares under the Plan.
The Amendment is being proposed because our Compensation Committee and our Board believe that this increase will provide needed flexibility to award incentives to our non-employee directors who contribute to our Company’s continued success, provide our non-employee directors with a proprietary ownership interest in our Company, maintain competitive compensation levels, attract and retain talented directors, provide incentives for continued service and, thereby, promote our long-term growth and profitability by aligning the interests of our non-employee directors with stockholders.
Material Terms of the Plan
The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex B. You also may obtain a copy of the Plan, free of charge, by writing to the Company at Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, Attention: Corporate Secretary.
Effective Date; Duration of the Plan
The Plan became effective on January 6, 2017 and will remain in effect until the tenth anniversary of such date, unless terminated earlier by the Board.
Plan Administration
The Plan will be administered by the Board. The Board will have the authority to, among other things, interpret the Plan, approve the forms of awards under the Plan, determine the type and number of awards granted under the Plan, determine the terms and conditions of each award, and make all other determinations it deems necessary or advisable for the administration of the Plan.
Eligibility
Only non-employee directors are eligible for awards under the Plan.

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Shares Available for Awards; Limits on Awards
The Plan authorizes the issuance of up to 100,000 shares of common stock with respect to awards under the Plan. The Amendment would allow for issuance of an additional 400,000 shares of common stock with respect to awards under the Plan.
The number of shares available under the Plan is reduced upon the payment of shares pursuant to the exercise or settlement of an award. The number of shares available under the Plan is not reduced to the extent an award is settled in cash.
The maximum number of shares of common stock that may be subject to an award of options during a calendar year is 20,000 shares. The maximum number of shares of common stock that may be subject to an award of restricted stock, restricted stock units and other stock-based awards during a calendar year is 20,000 shares.
The Board will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see “Adjustments Upon Changes in Stock”).
Types of Awards That May Be Granted
Subject to the limits in the Plan, the Board has the authority to set the size and type of award and any vesting conditions. The types of awards that may be granted under the Plan are: nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), dividend equivalents and other stock-based awards.
Stock Options
A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. The exercise price of a stock option may not be less than the fair market value of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $4.76. Full payment of the exercise price must be made at the time of such exercise either in cash or in another manner approved by the Board.
Restricted Stock
A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Board. Restricted stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board may impose. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.
Restricted Stock Units
An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Board. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a stockholder. An RSU may be settled in cash or shares of common stock as determined by the Board.
Dividend Equivalents
A dividend equivalent is a right to receive cash, common stock or other property equal in value to dividends paid with respect to a specified number of shares of common stock.
Other Stock-Based Awards
The Board may grant other stock-based awards which may be settled in shares of common stock or cash.
Adjustments Upon Changes in Stock
In the event of any change in the outstanding shares of common stock by reason of any stock split, stock dividend or other dividends or distributions, recapitalization, merger, consolidation, spin off, combination,
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repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the common stock, an adjustment will be made, as the Board deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan. Such adjustment may include an adjustment to the number and class of shares which may be delivered under the Plan, the number, class and price of shares subject to outstanding awards, the number and class of shares issuable pursuant to Options, and the share limitations of the Plan.
Change of Control
Unless otherwise determined by the Board, in the event of a change of control, all awards shall fully vest and become exercisable.
A change of control is defined as (a) the acquisition by an individual, entity or more than one individual or entity acting as a group, of 30% or more of the total voting power of the Company’s then-outstanding voting securities entitled to vote in the election of directors; (b) consummation of a reorganization, recapitalization, merger or consolidation involving the Company; (c) a change to the Board during any 12-month period as a result of which the majority of the directors of the Board are those whose appointment or election was not approved by a majority of the Board; or (d) the sale or other disposition of all or substantially all of the assets of the Company.
Amendment or Termination of the Plan

The Board may amend, alter, suspend or terminate the Plan at any time. However, the Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable laws.
Federal Income Tax Consequences of Awards
The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participants’ particular circumstances. State and local tax consequences may in some cases differ from the federal tax consequences. The following summary of the income tax consequences in respect of the Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards, including the applicability and effect of state, local and foreign laws.
Stock Options
No income will be recognized by a participant for federal income tax purposes upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Nonstatutory stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant.
The basis of shares transferred to a participant pursuant to exercise of a nonstatutory stock option is the price paid for the shares plus an amount equal to any income recognized by the participant as a result of the exercise of the option. If a participant thereafter sells shares acquired upon exercise of a nonstatutory stock option, the participant will have capital gain or loss equal to the difference between the basis of the shares and the amount realized on the sale.
Restricted Stock
Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the
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grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs
The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation on shares received will be taxed at capital gains rates.
Other Stock-Based Awards
The tax treatment of other stock-based awards will depend on the type of award. In general, the participant will recognize ordinary income upon settlement of the award. The participant’s employer will be entitled to a tax deduction at the same time and for the same amount.
Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest and penalties. The Plan and awards granted under the Plan are intended to be exempt from or to conform to the requirements of Section 409A of the Code.
New Plan Benefits
Awards under the Plan will be granted in amounts and to directors as determined by the Board in its sole discretion in the ordinary course of business. Therefore, the benefits or amounts that will be received by directors under the Plan are not determinable at this time. The Board may grant awards to directors in the ordinary course of business prior to, but contingent on, approval of the Amendment by the stockholders at the 2019 Annual Meeting of Stockholders, or if approved, following approval of the Amendment at the 2019 Annual Meeting of Stockholders. To date, no option awards have been granted under the Plan.
Text of the Amendment
To effect the increase in the aggregate number of shares of our common stock that may be issued under the Plan, it is proposed that the first sentence in Section 3(a) of the Plan be deleted in its entirety and replaced with the following:
“Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is Five Hundred Thousand (500,000) Shares.”
Required Vote
The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

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PROPOSAL 4: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Board unanimously recommends that you vote FOR this proposal.

We are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of its NEOs as disclosed in this proxy statement. At our 2017 Annual Meeting of Stockholders, our Board recommended, and a majority of our stockholders approved, the voting on this advisory vote each year. As described above in “Executive Compensation Matters” the Compensation Committee has structured our executive compensation program to achieve the following key objectives:
•attract, reward and retain the highest quality executive officers;
•recognize individual performance and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality;
•provide motivation toward, and reward the accomplishment of, corporate annual objectives;
•align executive officers’ compensation to stockholder interests; and
•align executive officers’ incentives with both the short-term and long-term goals of the Company.
We urge stockholders to read “Executive Compensation Matters” beginning on page 17 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives and the related compensation tables and narrative therein beginning on page 19, which provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures articulated in “Executive Compensation Matters” are effective in achieving our goals and that the compensation of our NEOs reported in this proxy statement has and will contribute to the Company’s recent and long-term success.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following resolution at the 2019 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of Basic Energy Services, Inc. (the “Company”) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Executive Compensation Matters section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2019 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Required Vote
The affirmative vote of holders of a majority of our common stock present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Board unanimously recommends that you vote FOR this proposal.

The Audit Committee has selected KPMG LLP as the Company’s independent auditor for fiscal year 2019, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained and supervised by the Audit Committee, the Board is submitting the selection of KPMG LLP for ratification by stockholders as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the meeting and entitled to vote is required to approve the ratification of the selection of KPMG as the Company’s independent auditor for the current fiscal year.

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OTHER MATTERS

Management knows of no other business that will be presented to the meeting for a vote. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.
The Company is soliciting proxies for the 2019 Annual Meeting and will bear the cost of solicitation. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and the Company will reimburse these parties for any out-of-pocket expenses.

PROPOSALS OF STOCKHOLDERS FOR 2020 ANNUAL MEETING

Proxy Statement Proposals
Under SEC rules, stockholders wishing to submit proposals for inclusion in the proxy statement for the 2020 Annual Meeting of Stockholders must ensure that such proposals are received by the Company at the Company’s principal executive offices at 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, Attention: Corporate Secretary, on or before December 6, 2019.
Other Proposals and Nominations
The Company expects that its 2020 Annual Meeting of Stockholders will be held in May 2020 consistent with prior annual meetings. The Company’s Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Stockholders of record who intend to submit a proposal at the annual meeting of stockholders in 2020 must provide written notice to the Company in accordance with the Company’s Bylaws. Under the Company’s Bylaws, such notice must be received at the Company’s principal executive offices, addressed to the Secretary of the Company, not earlier than January 15, 2020 nor later than February 14, 2020, which are dates at least 90 days but not more than 120 days in advance of the first anniversary of the date of the Company’s 2019 Annual Meeting. The notice must contain the information required by the Company’s Bylaws.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC, see “Proxy Statement Proposals” above. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.
Copies of the Company’s Bylaws are available on its website, www.basicenergyservices.com, or may be obtained from the Corporate Secretary.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely upon a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2018, reports on Form 5 and amendments thereto furnished to the Company with respect to fiscal 2018, and written representations from officers and directors that no Form 5 was required to be filed, the Company believes that all filing requirements applicable to its officers, directors and beneficial owners of more than 10% of the common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, were complied with during fiscal 2018, except for the following filings:
1.Mr. Patterson’s Form 4 reporting one late transaction filed on February 21, 2018;
2.Mr. Krenek’s Form 4 reporting seven late transactions filed on August 20, 2018;
3.Mr. Patterson’s Form 4 reporting one late transaction filed on August 20, 2018; and
4.Ascribe Capital LLC’s Form 4 reporting one late transaction filed on November 29, 2018.

All of the required reports have been subsequently filed.

ADDITIONAL INFORMATION
We have adopted a procedure called "householding." Under this procedure, we are delivering only one copy of the Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder.
We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials, Annual Report or the Proxy Statement to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials, Annual Report or Proxy Statement, you may submit a written request to Secretary, Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102 or call (817) 334-4100. You may also review the Company’s filings with the Securities and Exchange Commission by visiting our website at www.basicenergyservices.com.
If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the Annual Report or Proxy Statement in the future, please contact our Secretary at the contact information listed above. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
Any stockholders of record who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials, Annual Report and Proxy Statement who wish to receive only one copy of these materials per household in the future should contact our Secretary at the contact information listed above to participate in the householding program. Stockholders who participate in householding will continue to receive separate proxy cards.
A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.
The Corporate Governance Guidelines, the Code of Ethics and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are also available on the Company’s website at www.basicenergyservices.com, and copies of these documents are available to stockholders, without charge, upon request.

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ANNEX A: BASIC ENERGY SERVICES, INC., 2019 LONG TERM INCENTIVE PLAN
1.         Purpose. The purpose of the Basic Energy Services, Inc. 2019 Long Term Incentive Plan (the “Plan”) is to provide a means through which (a) Basic Energy Services, Inc., a Delaware corporation (the “Company”), and its Affiliates may attract, retain and motivate qualified persons as employees and consultants, thereby enhancing the profitable growth of the Company and its Affiliates and (b) persons upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership and/or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the Company and its Affiliates. Accordingly, the Plan provides for the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Substitute Awards, Performance Awards, and/or any combination of the foregoing, as determined by the Committee in its sole discretion.
2.         Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:
(a)        “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization that, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.
(b)        “ASC Topic 718” means the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended, or any successor accounting standard.
(c)        “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, Substitute Award or Performance Award, together with any other right or interest, granted under the Plan.
(d)       “Award Agreement” means any written instrument (including any employment, severance or change in control agreement) that sets forth the terms, conditions, restrictions and/or limitations applicable to an Award, in addition to those set forth under the Plan.
(e)        “Board” means the Board of Directors of the Company.
(f)        “Cash Award” means an Award denominated in cash granted under Section 6(i).
(g)        “Cause” means as defined in an employment agreement or similar agreement between the Participant and the Company. If no such agreement exists, or if such an agreement exists but “cause” is not defined therein, then Cause means a termination of the Participant’s status as a service provider because of: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under an Award Agreement or any other material agreement between the Participant and the Company; (ii) the Participant’s conviction of, or plea of nolo contendere to, (A) any felony or (B) another crime involving dishonesty or moral turpitude or which could reflect negatively upon the Company or otherwise impair or impede its operations; (iii) the Participant engaging in any act of gross negligence, dishonesty, violence or violation of federal securities laws that is or could be materially injurious to the Company or any of its subsidiaries or affiliates; (iv) the Participant’s material breach of a written policy of the Company or the rules of any governmental or regulatory body applicable to the Company; (v) the

Participant’s refusal to follow the lawful directions of the Participant’s immediate supervisor, the Board or the Committee; or (vi) any other willful misconduct by the Participant which is or could be materially injurious to the financial condition, operations or business reputation of the Company or any of its subsidiaries or affiliates. Notwithstanding anything herein to the contrary, whether Cause exists shall be determined in the sole discretion of the Committee.
(h)        “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events after the Effective Date:
(i)         The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, the following acquisitions shall not constitute a Change in Control; (x) any acquisition directly from the Company or any subsidiary thereof (a “Subsidiary”), (y) any acquisition by the Company or any Subsidiary, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”) which for purposes of this definition of Change in Control, shall be subject to paragraph (ii) (below);
(ii) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger;
(iii) A change in the composition of the Board during any 12 consecutive month period the result of which fewer than a majority of the Directors are Incumbent Directors. For this purpose, “Incumbent Directors” are Directors who are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or
(iv) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition.
(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(h) “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Qualified Members.
(i) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock or other property equal in value to dividends paid with respect to a specified number of shares of Stock represented by an Award held by such Participant.

(j) “Effective Date” means May 14, 2019, the date the Plan was approved by the Company’s stockholders.
(k) “Eligible Person” means any individual who, as of the date of grant of an Award, is an officer, employee or consultant of the Company or of any of its Affiliates; provided, however, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Stock. An employee on leave of absence may be an Eligible Person.
(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.
(m) “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price per share of Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on such date, on the last preceding date for which sales of shares of Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter on such date, the average between the reported high and low bid and asked prices of shares of Stock on the most recent date on which Stock was publicly traded on or preceding the specified date; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including the Nonqualified Deferred Compensation Rules. Notwithstanding this definition of Fair Market Value, with respect to one or more Award types, or for any other purpose for which the Committee must determine the Fair Market Value under the Plan, the Committee may elect to choose a different measurement date or methodology for determining Fair Market Value so long as the determination is consistent with the Nonqualified Deferred Compensation Rules and all other applicable laws and regulations.
(n) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(o) “Nonqualified Deferred Compensation Rules” means the limitations or requirements of Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(p) “Nonstatutory Option” means an Option that is not an ISO.
(q) “Option” means a right, granted to an Eligible Person under Section 6(b), to purchase Stock at a specified price during specified time periods, which may either be an ISO or a Nonstatutory Option.
(r) “Other Stock-Based Award” means an Award granted to an Eligible Person under Section 6(h).
(s) “Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
(t) “Performance Award” means an award granted to an Eligible Person under Section 6(k), the grant, vesting, exercisability and/or settlement of which (and/or the timing or amount thereof) is subject to the achievement of one or more performance goals specified by the Committee.
(u) “Prior Plan” means the Basic Energy Services, Inc. Management Incentive Plan, adopted effective December 23, 2016. The Prior Plan shall automatically become frozen if, and as of the date of, the Company’s stockholders approve this Plan at the Annual Meeting of Stockholders in 2019, and as of such date and thereafter, no shares of Stock may be issued or granted under the Prior Plan; provided, however, that outstanding awards under the Prior Plan as of such date shall remain outstanding in accordance with the terms of the Prior Plan and the award agreements applicable to such outstanding awards.
(v) “Qualified Member” means a member of the Board who is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3), and (ii) “independent” under the listing standards or rules of the securities exchange upon which shares of Stock are then traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.
(w) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.
(x) “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).
(y) “Rule 16b-3” means Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act.
(z) “SAR” means a stock appreciation right granted to an Eligible Person under Section 6(c).
(aa) “SEC” means the Securities and Exchange Commission.
(bb) “Securities Act” means the Securities Act of 1933, as amended from time to time, including the guidance, rules and regulations promulgated thereunder and successor provisions, guidance, rules and regulations thereto.
(cc) “Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted (or re-substituted) for shares of Stock pursuant to Section 8.
(dd) “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).
(ee) “Substitute Award” means an Award granted under Section 6(j).
3. Administration.
(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:
(i) designate Eligible Persons as Participants;
(ii) determine the type or types of Awards to be granted to an Eligible Person;
(iii) determine the number of shares of Stock or amount of cash to be covered by Awards;
(iv) determine the terms and conditions of any Award, including whether, to what extent and under what circumstances Awards may be vested, settled, exercised, cancelled or forfeited (including conditions based on continued employment or service requirements or the achievement of one or more performance goals);
(v) modify, waive or adjust any term or condition of an Award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions (subject to the provisions of Section 5(c)), modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), early termination of a performance period, or modification of any other condition or limitation regarding an Award;
(vi) determine the treatment of an Award upon a termination of employment or other service relationship;
(vii) impose a holding period with respect to an Award or the shares of Stock received in connection with an Award;
(viii) interpret and administer the Plan and any Award Agreement;
(ix) correct any defect, supply any omission and reconcile any inconsistency in the Plan, in any Award, and in any Award Agreement; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Affiliates, stockholders, Participants, beneficiaries, and permitted transferees under Section 7(a) or other persons claiming rights from or through a Participant.
(b) Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board may be taken either (A) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (B) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to Section 16 of the Exchange Act in respect of the Company.
(c) Delegation of Authority. The Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of directors or to any officer of the Company, including the power to perform administrative functions and grant Awards; provided, however, that such delegation does not (i) violate state or corporate law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any subcommittee or officer of the Company to whom such powers have been delegated by the Committee. Any such delegation shall not limit the right of such subcommittee members or such an officer to receive Awards; provided, however, that such subcommittee members and any such officer may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate. The Committee may also appoint agents who are not executive officers of the Company or members of the Board to assist in administering the Plan, provided, however, that such individuals may not be delegated the authority to grant or modify any Awards that will, or may, be settled in Stock.
(d) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Affiliates, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any of its Affiliates acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
(e) Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates operates or has employees or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company’s Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4. Stock Subject to Plan.
(a) Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with Section 8, 2,481,657 shares of Stock are reserved and available for delivery with respect to Awards hereunder, and such total shall be available for the issuance of shares upon the exercise of ISOs. Such total shares represents the 681,657 shares of Stock remaining under the Prior Plan as of the Effective Date and the additional 1,800,000 shares of Stock approved for delivery with respect to Awards hereunder. Additionally, the total shares of Stock reserved and available for delivery with respect to Awards hereunder shall be increased by any shares of Stock which become available for future Awards under Section 4.2 of the Prior Plan.
(b) Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock that may be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.
(c) Availability of Shares Not Delivered under Awards. If all or any portion of an Award expires or is cancelled, forfeited, settled in cash or otherwise terminated, the shares of Stock subject to such Award (including shares forfeited with respect to Restricted Stock, but excluding the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price of an Award or taxes relating to Awards) shall not be considered “delivered shares” under the Plan, shall be available for delivery with respect to Awards, and shall no longer be considered issuable or related to outstanding Awards for purposes of Section 4(b), except that if any such shares could not again be available for Awards granted to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. If an Award may only be settled in cash, such Award need not be counted against any share limit under this Section 4.
(d) Stock Offered. The shares of Stock to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, and/or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.
5. Eligibility; Per Person Award Limitations; Minimum Vesting.
(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons.
(b) Per Person Award Limitations. For each calendar year, an Eligible Person may not be granted Awards (i) to the extent such Award is based on a number of shares of Stock (including Awards that may be settled in either cash or shares of Stock) relating to more than 500,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8, and (ii) to the extent such Award is designated to be paid only in cash and is not based on a number of shares of Stock, having a maximum value determined on the date of grant in excess of $1,000,000, in each case multiplied by the number of full or partial fiscal or calendar years, as applicable, in any performance period established with respect to an Award, if applicable, up to a maximum of five fiscal or calendar years.

(c) Minimum Vesting Requirement. All Awards that are designated to be settled in shares of Stock shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, however, that the foregoing minimum vesting requirement shall not apply to the vesting of an Award that is accelerated as a result of a Change in Control under terms consistent with this Plan.
6. Specific Terms of Awards.
(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.
(b) Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Options, to Eligible Persons on the following terms and conditions:
(i) Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”) established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the Exercise Price of an Option shall not be less than the greater of (A) the par value per share of Stock or (B) 100% of the Fair Market Value per share of Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, 110% of the Fair Market Value per share of Stock on the date of grant).
(ii) Time and Method of Exercise; Other Terms. The Committee shall determine the method(s) by which the Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless exercise, i.e., “net settlement”, a broker-assisted exercise, or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Affiliate, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), the method(s) by or form(s) in which Stock will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d), and any other terms and conditions of any Option. In the case of an exercise whereby the Exercise Price is paid with shares of Stock, such shares of Stock shall be valued based on the per share Fair Market Value of Stock as of the date of exercise. No Option may be exercisable for a period of more than ten years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, for a period of more than five years following the date of grant of the ISO).
(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or any subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR granted in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, to the extent that the aggregate Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock options of the Company or a parent or subsidiary corporation

(within the meaning of Sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be prescribed under Section 422 of the Code, such excess shall be treated as Nonstatutory Options in accordance with the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISO is granted. If a Participant shall make any disposition of shares of Stock issued pursuant to an ISO under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Participant shall notify the Company of such disposition within the time provided to do so in the applicable award agreement.
(c) SARs. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i) Right to Payment. An SAR is a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.
(ii) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock established by the Committee; provided, however, that except as provided in Section 6(j) or in Section 8, the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of Stock or (B) 100% of the Fair Market Value per share of Stock as of the date of grant of the SAR.
(iii) Method of Exercise and Settlement; Other Terms. The Committee shall determine the form of consideration payable upon settlement, the method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or granted in tandem with other Awards. No SAR may be exercisable for a period of more than ten years following the date of grant of the SAR.
(iv) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.
(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(i) Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose. Except as provided in Section 7(a)(iii) and Section 7(a)(iv), during the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.
(ii) Dividends and Other Distributions. Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares of Restricted Stock. All such dividends and distributions shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.
(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:
(i) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose.

(ii) Settlement. Settlement of vested Restricted Stock Units shall occur upon vesting or upon expiration of the deferral period specified by the Committee for such Restricted Stock Units (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be settled by delivery of (A) a number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock equal to the number of Restricted Stock Units for which settlement is due, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(f) Stock Awards. The Committee is authorized to grant Stock Awards to Eligible Persons as a bonus, as additional compensation, or in lieu of cash compensation any such Eligible Person is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons, entitling any such Eligible Person to receive cash, Stock, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded in connection with another Award (other than an Award of Restricted Stock or a Stock Award). Under no circumstances shall the payment of Dividend Equivalents be made contingent on the exercise of an Option or SAR. Dividend Equivalents shall be accrued in a bookkeeping account without interest and subject to such restrictions on transferability and risks of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.
(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights for shares of Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of, or the performance of, specified Affiliates of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares of Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, shares of Stock, other Awards, other property, or any combination of the foregoing, as the Committee shall determine.
(i) Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.
(j) Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or an Affiliate or any other right of an Eligible Person to receive payment from the Company or an Affiliate. Awards may also be granted under the Plan in substitution for awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate. Such Substitute Awards referred to in the immediately preceding sentence that are Options or SARs may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, without the approval of the stockholders of the Company, the terms of outstanding Awards may not be amended to (i) reduce the Exercise Price or grant price of an outstanding Option or SAR, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the Exercise Price or grant price thereof, (iii) exchange any Option or SAR for shares of Stock, cash or other consideration when the Exercise Price or grant price per share of Stock under such Option or SAR exceeds the Fair Market Value of a share of Stock or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the applicable listing standards of the national securities exchange on which shares of Stock are then listed (if any).
(k) Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards.
(i) Performance Goals Generally. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria as specified by the Committee. Performance goals may differ among Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.
(ii) Business Criteria for Performance Goals. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, operating units, businesses or geographical units or operating areas of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards: (1) revenues, sales or other income; (2) cash flow, discretionary cash flow, cash flows from operations, cash flows from investing activities, and/or cash flows from financing activities; (3) earned value-added; (4) return on net assets, return on assets, return on investment, return on capital, return on capital employed or return on equity; (5) income, operating income or net income; (6) earnings or earnings margin determined before or after any one or more of depreciation and amortization expense, impairment of inventory and other property and equipment, accretion of discount on asset retirement obligations, interest expense, net gain or loss on the disposition of assets, income or loss from discontinued operations, net of tax, noncash derivative related activity, amortization of stock-based compensation, income taxes, or other items; (7) equity, net worth, tangible net worth, book capitalization, debt, debt, net of cash and cash equivalents, capital budget or other balance sheet goals; (8) debt or equity financings or improvement of financial ratings; (9) cost reduction targets and general and administrative expenses; (10) capital expenditures; (11) Fair Market Value of the Stock, share price, share price appreciation, or total stockholder return; (12) achievement of savings from business improvement projects and achievement of capital projects deliverables; (13) capital efficiency, working capital or working capital changes; (14) operating profit or net operating profit; (15) internal research or development programs; (16) geographic business expansion; (17) performance against environmental, ethics or sustainability targets; (18) safety performance and/or incident rate; (19) human resources management targets, including medical cost reductions, employee satisfaction or retention, workforce diversity and time-to-hire; (20) satisfactory internal or external audits; (21) consummation, implementation or completion of a Change in Control or other strategic partnerships, transactions, projects, processes or initiatives or other goals relating to acquisitions or divestitures (in whole or in part), joint ventures or strategic alliances; (22) regulatory approvals or other regulatory milestones and compliance; (23) legal compliance or risk reduction; or (24) market share. Any of the above goals may be determined pre-tax or post-tax, on an absolute or relative basis, as compared to the performance of a published or special index deemed applicable by the Committee, including, without limitation, the Standard & Poor’s 500 Stock Index or a group of comparable companies, as a ratio with other business criteria, as a ratio over a period of time or on a per unit of measure (such as per day, or per barrel, a volume or thermal unit of gas or a barrel-of-oil equivalent), on a per-share basis (basic or diluted), and on a basis of continuing operations only. The terms above may, but shall not be required to be, used as applied under generally accepted accounting principles, as applicable.

7. Certain Provisions Applicable to Awards.
(a) Limit on Transfer of Awards.
(i) Except as provided in Sections 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 7(a), an ISO shall not be transferable other than by will or the laws of descent and distribution.
(ii) Except as provided in Sections 7(a)(i), (iii) and (iv), no Award, other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.
(iii) To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.
(iv) An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Affiliates upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.
(c) Evidencing Stock. Shares of Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. Further, if certificates representing Restricted Stock are registered in the name of the Participant, the Company may retain physical possession of the certificates and may require that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock.
(d) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(e) Additional Agreements. Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

8. Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.
(a) Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder, if any, shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b) Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, including upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.
(c) Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:
(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for delivery with respect to Awards and applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(d) Recapitalization. In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC Topic 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required (each such an event, an “Adjustment Event”), then the Committee shall equitably adjust (i) the aggregate number or kind of shares that thereafter may be delivered under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the terms and conditions of Awards, including the purchase price or Exercise Price of Awards and performance goals, as applicable, and (iv) the applicable limitations with respect to Awards provided in Section 4 and Section 5 (other than cash limits) to equitably reflect such Adjustment Event (“Equitable Adjustments”). In the event of any change in the capital structure or business of the Company or other corporate transaction or event that would not be considered an Adjustment Event, and is not otherwise addressed in this Section 8, the Committee shall have complete discretion to make Equitable Adjustments (if any) in such manner as it deems appropriate with respect to such other event.
(e) Change in Control. Notwithstanding any other provision of this Plan or an Award Agreement to the contrary, this Section 8(e) shall apply in the context of a Change in Control.
(i) Assumption of Awards. Each then-outstanding Award that is Assumed or Substituted with a replacement award from the successor corporation or a parent or subsidiary entity of the successor corporation (collectively, the "Successor Corporation") shall continue to vest and become exercisable in accordance with the terms of the original Award being Assumed or Substituted in the Change in Control unless, within the 2-year period commencing on the date of the Change in Control, a Participant’s status as a service provider is terminated by the Company or the Successor Corporation without Cause or by the Participant for Good Reason, and then upon such termination, the replacement awards to such Participant shall, to the extent not previously vested or exercised, become fully vested and exercisable. For purposes of the foregoing, an Award is "Assumed" or "Substituted" if: (A) the replacement award is of the same type as the Award being replaced in the Change in Control (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock units for Restricted Stock Units, etc.); (B) the replacement award has a value at least equal to the value of the Award being Assumed or Substituted in the Change in Control; (C) the replacement award relates to publicly-traded equity securities of the Company or the Successor Corporation following the Change in Control; and (D) the other terms and conditions of the replacement award are not less favorable to the Participant holding such award than the terms and conditions of the Award being replaced in the Change in Control (including the provisions that would apply in the event of a subsequent Change in Control). For purposes of the foregoing, the term "Good Reason" means a voluntary termination by a Participant who is an employee of his or her employment with the Company or the Successor Corporation because of: (w) a material diminution in the Participant’s base salary or bonus opportunity from those applicable to him or her as of the date immediately prior to such Change in Control; (x) a material diminution in the nature or scope of the Participant’s authority, duties or responsibilities from those applicable to him or her as of the date immediately prior to such Change in Control; (y) the Company or the Successor Corporation requiring the Participant to be based at any office or location more than fifty (50) miles from where the Participant was based as of the date immediately prior to such Change in Control; or (z) a material breach by the Company or the Successor Corporation of any term or provision of this Plan, an Award Agreement, employment agreement or other contractual agreement (if any) between the Participant and the Company or the Successor Corporation.
(ii) Failure to Assume or Substitute Time-Based Awards. To the extent outstanding time-based Awards are not Assumed or Substituted by the Successor Corporation as of the Change in Control, then notwithstanding the terms of any contractual right or obligation (other than as set forth in this Plan) between the Company and the Participant to the contrary that addresses the vesting of Awards under this Plan, the time-based restrictions shall lapse and, except to the extent Section 8(e)(iii) applies, the Award shall become fully vested, exercisable or settled upon the Change in Control. If an Option or SAR is not to be Assumed or Substituted by the Successor Corporation in the Change in Control, the Committee shall notify the Participant in writing or electronically that the Option or SAR shall be fully exercisable for a period of up to 15 days immediately preceding the Change in Control (with such vesting and exercise contingent upon the Change in Control).
(iii) Failure to Assume or Substitute Performance-Based Awards. To the extent outstanding performance-based Awards are not Assumed or Substituted by the Successor Corporation as of the Change in Control, then notwithstanding the terms of any contractual right or obligation (other than as set forth in this Plan) between the Company and the Participant to the contrary that addresses the vesting of Awards under this Plan, such Awards shall become vested, exercisable or settled, and the performance-based restrictions shall lapse, at the greater of: (A) the amount payable or vested pursuant to such Awards based on the level of achievement of the associated performance goals (as determined by the Committee), measured over the period commencing with the first day of the performance period through the date of the Change in Control; or (B) the amount payable or vested pursuant to such Awards based on the deemed achievement of “target” performance under the relevant performance goals (as determined by the Committee), but pro-rated based on the number of days that have elapsed in the performance period between the first day of the performance period and the date of the Change in Control.
(iv) Automatic Cashout. Notwithstanding Sections 8(e)(ii) and (iii) to the contrary, and only to the extent Section 8(e)(i) does not apply, the Committee shall have the sole and unilateral authority to effectuate an automatic cashout and termination of one or more Awards (including Options and SARs) immediately prior to the Change in Control and without regard to a Participant’s consent to such cashout. With respect to an Option or SAR, such cashout shall be equal to the positive spread (if any) between the price per share of Stock provided in the Change in Control and the exercise price per share of Stock (or if a SAR, the exercise price as of the date of grant), multiplied by the number of shares of Stock subject to such Option or SAR, and with respect to an Award other than an Option or SAR, such cashout shall be equal to the value of the consideration the Participant would have received in the Change in Control had he or she been, immediately prior to such transaction, a holder of the number of shares of Stock (if any) subject to the Award. For avoidance of doubt, if an Award is an Option or SAR and no positive spread exists pursuant to the foregoing, then such cashout of the Award shall be effectuated with no cash payment to the Participant holding such an Award.
9. General Provisions.
(a) Tax Withholding. The Company and any of its Affiliates are authorized to withhold from any Award granted, or any payment relating to an Award, including from a distribution of Stock, taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Affiliates and Participants to satisfy the payment of withholding taxes and other tax obligations relating to any Award in such amounts as may be determined by the Committee. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by either a committee made up of solely two or more Qualified Members or the full Board. If such tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to such Award, as determined by the Committee.
(b) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Affiliates, (ii) interfering in any way with the right of the Company or any of its Affiliates to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c) Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under the Plan, the Company and each Participant who accepts an Award hereby consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Tarrant County, Texas.
(d) Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16 of the Exchange Act) or Section 422 of the Code (with respect to ISOs), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code, in each case, only to the extent Rule 16b-3 and such sections of the Code are applicable. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.
(e) Unfunded Status of Awards; No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.
(f) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its Affiliates as a result of any such action.
(g) Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be cancelled, terminated, or otherwise eliminated with or without consideration.
(h) Interpretation. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Words in the masculine gender shall include the feminine gender, and, where appropriate, the plural shall include the singular and the singular shall include the plural. In the event of any conflict between the terms and conditions of an Award Agreement and the Plan, the provisions of the Plan shall control. The use herein of the word “including”

following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan.
(i) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
(j) Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant, exercise or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the SEC or any stock exchange upon which shares of Stock are then listed. At the time of any exercise of an Option or SAR, or at the time of any grant of any other Award, the Company may, as a condition precedent to the exercise of such Option or SAR or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.
(k) Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or shares of Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred

Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.
(l) Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the SEC and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
(m) Status under ERISA. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(n) Plan Effective Date and Term. The Plan was approved by the Board to be effective on the Effective Date, subject to the Company’s stockholders approving the Plan at the Annual Meeting of the Stockholders in 2019. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date, which is May 14, 2019. However, any Award granted prior to such termination (or any earlier termination pursuant to Section 10), and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination until the final disposition of such Award.
10. Amendments to the Plan and Awards. The Committee may amend, alter, suspend, discontinue or terminate any Award or Award Agreement, the Plan or the Committee’s authority to grant Awards without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Committee action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which shares of Stock may then be listed or quoted, and the Committee may otherwise, in its discretion, determine to submit other changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

ANNEX B: BASIC ENERGY SERVICES, INC., NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

1.  Purpose of this Plan. The purpose of this Plan is to: (i) attract and retain highly qualified individuals to serve as Non-Employee Directors of the Company, (ii) provide additional incentives to Non-Employee Directors, and (iii) promote the success of the Company's business. This Plan permits the grant of Options, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.
2.  Definitions. As used in this Plan, the following definitions shall apply:
(a)  "Award" means, individually or collectively, a grant under this Plan of Options, Restricted Stock, Restricted Stock Units, or Other Stock‑Based Awards.
(b)  "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under this Plan. The Award Agreement is subject to the terms and conditions of this Plan.
(c)  "Awarded Stock" means the Common Stock subject to an Award.
(d) "Beneficial Owners" shall have the same meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
(e) "Board" means the Board of Directors of the Company.
(f) "Change of Control" means, except as otherwise provided in the Award Agreement, the consummation of any of the following events:
(i) Any Person becomes the Beneficial Owner, directly or indirectly, of more than securities of the Company representing 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the "Outstanding Company Voting Securities"), including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Subsidiaries;
(ii) during any period of twelve (12) months, the following individuals (the "Incumbent Directors") cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date this Plan is approved by the Company’s stockholders, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the date this Plan is approved by the Board or whose appointment, election or nomination for election was previously so approved or recommended;
(iii) consummation of a reorganization, recapitalization, merger or consolidation involving the Company, unless, following such transaction: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such transaction are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the transaction ("Successor Entity") in substantially the same relative proportions as their ownership immediately prior to such transaction; (ii) no Person (excluding any Successor Entity or any employee benefit plan or related trust of the Company, such Successor Entity or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than 30% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to any such transaction; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such transaction.
(iv) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person.
Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of "nonqualified deferred compensation," "Change of Control" shall be limited to a "change in control event" as defined under Section 409A of the Code.
(g)  "Code" means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be a reference to any successor or amended section of the Code.
(h) "Common Stock" means the common stock of the Company.
(i)  "Company" means Basic Energy Services, Inc., a Delaware corporation, and any successor to thereto.
(j)  "Dividend Equivalent" means a credit, made at the sole discretion of the Board, to the account of a Non-Employee Director in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Non-Employee Director. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option.
(k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
(l) "Fair Market Value" means, with respect to a share of Common Stock as of a given date of determination hereunder, the closing price as quoted on any national stock exchange on which the Common Stock is then traded, or if the Common Stock was not traded on such date, then the immediately preceding date on which sales of shares of Common Stock have been so quoted or reported shall be used. If there should not be a public market for the Common Stock on such date, Fair Market Value shall be such value as determined by the Board in its discretion and, to the extent necessary, shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder.
(m) "Non-Employee Director" means a member of the Board who is not a current employee of the Company or any of its Subsidiaries.
(n) "Option" means a nonstatutory stock option to purchase Common Stock granted pursuant to this Plan.
(o) "Other Stock-Based Awards" means any other awards not specifically described in this Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Board pursuant to Section 8 of this Plan.
(p) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(q)  "Plan" means this 2017 Non-Employee Director Incentive Plan.
(r)  "Restricted Stock" means Shares issued pursuant to a Restricted Stock Award under Section 7 of this Plan or issued pursuant to the early exercise of an Option.
(s) "Restricted Stock Unit" means, pursuant to Sections 4 and 8 of this Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.
(t) "Share" means a share of Common Stock, as adjusted in accordance with Section 11 of this Plan.
3.  Stock Subject to this Plan.
(a) Stock Subject to this Plan. Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is One Hundred Thousand (100,000) Shares. Shares shall not be deemed to have been issued pursuant to this Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under this Plan shall be reduced on a one-for-one basis. Subject to Section 11 of this Plan, any Award shall not exceed the following Share limitations per calendar year: (i) 20,000 (for Options); and (ii) 20,000 (for Restricted Stock, Restricted Stock Units and Other Stock-Based Awards).
(b) Share Reserve. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.
4.   Administration of this Plan. This Plan shall be administered by the Board. The Board’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in this Plan. Subject to the provisions of this Plan, the Board shall have the authority, in its discretion to:
(a) determine the Fair Market Value of Awards;
(b) determine the number of Shares to be covered by each Award granted under this Plan;
(c) approve forms of Award Agreements for use under this Plan;
(d) determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine;
(e) construe and interpret the terms of this Plan and Awards granted pursuant to this Plan;
(f) prescribe, amend and rescind rules and regulations relating to this Plan;
(g) amend the terms of any outstanding Award, including the discretionary authority to extend the post‑termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Non-Employee Director's rights under an outstanding Award shall not be made without the Non-Employee Director's written consent;
(h) allow a Non-Employee Director to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Non-Employee Director under an Award;
(i) determine whether Awards shall be settled in Shares, cash or in a combination of Shares and cash;
(j) determine whether Awards shall be adjusted for Dividend Equivalents;

(k) create Other Stock-Based Awards for issuance under this Plan;
(l) establish one or more programs under this Plan to permit selected Non-Employee Directors the opportunity to elect to defer receipt of consideration upon exercise of an Award or other event that absent the election, would entitle the Non-Employee Director to payment or receipt of Shares or other consideration under an Award; and
(m) make all other determinations that the Board deems necessary or advisable for administering this Plan.
5. Eligibility. Only Non-Employee Directors are eligible to participate in this Plan.
6. Options.
(a) Term of Option. The term of each Option shall be stated in the Award Agreement, but shall in on event be more than ten years from the date of grant.
(b) Option Exercise Price and Consideration.
(i) Exercise Price. The per Share exercise price shall be determined by the Board, but shall not be less than Fair Market Value per Share on the date of grant.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Board shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Board, in its sole discretion, may accelerate the satisfaction of such conditions at any time.
(c) Form of Consideration. The Board shall determine the acceptable form of consideration for exercising an Option, including the method of payment.
(d) Exercise of Option. Any Option granted under this Plan shall be exercisable according to the terms of this Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Award Agreement and this Plan. Shares issued upon exercise of an Option shall be issued in the name of the Non-Employee Director or, if requested by the Non-Employee Director, in the name of the Non-Employee Director and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Award, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of this Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
7.  Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to a Non-Employee Director in such amounts as the Board, in its sole discretion, shall determine.
(b) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the vesting schedule (if any), the number of Shares granted, and such other terms and conditions as the Board, in its sole discretion, shall determine. Unless the Board determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.
(c) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Award made under this Plan shall be released from escrow as soon as practical after the last day of the veting schedule (if any). The Board, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.
(d) Voting Rights. During the period of time the Shares remain unvested (if at all), Non-Employee Directors holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.
(e) Dividends and Other Distributions. During the vesting schedule (if any), Non-Employee Directors holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(f) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under this Plan.
8. Restricted Stock Units. Subject to the provisions of this Plan, the Board may grant Awards of Restricted Stock Units in such amounts and subject to such terms and conditions as the Board may determine.
9. Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under this Plan and/or cash awards made outside of this Plan. The Board shall have authority to determine the Non-Employee Directors to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards, including any dividend or voting rights and whether the Award should be paid in cash.
10. Non-Transferability of Awards. Unless determined otherwise by the Board, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by shall or by the laws of descent or distribution and may be exercised, during the lifetime of the Non-Employee Director, only by the Non-Employee Director. If the Board makes an Award transferable, such Award shall contain such additional terms and conditions as the Board deems appropriate.
11. Adjustments; Dissolution or Liquidation; Change of Control.
(a) Adjustments. In the event of any change in the outstanding Shares of Common Stock by reason of any stock split, stock dividend or other non‑recurring dividends or distributions, recapitalization, merger, consolidation, spin‑off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects the Common Stock, an adjustment shall be made, as the Board deems necessary or appropriate, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. Such adjustment may include an adjustment to the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Section 3 of this Plan. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Non-Employee Director as soon as practical prior to the effective date of the proposed transaction. The Board, in its sole discretion, may provide for a Non-Employee Director to have the right to exercise his Award, to the extent applicable, until 10 days prior to the transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Board may provide that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.
(c) Change of Control. Unless otherwise provided in an Award Agreement or the Board determines otherwise, in the event of a Change of Control, the Non-Employee Director shall fully vest in and have the right to exercise his Options as to all of the Award, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock, Restricted Stock Units and Other Stock-Based Awards, as applicable, shall lapse.
12. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Board makes the determination granting such Award, or a later date as is determined by the Board. Notice of the determination shall be provided to each Non-Employee Director within a reasonable time after the date of such grant.
13. Board and Stockholder Approval; Term of Plan. This Plan was adopted by the Board and became effective on January 6, 2017, provided that if this Plan is not approved by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders, this Plan shall immediately and automatically thereafter terminate and any and all outstanding Awards granted hereunder shall be extinguished. This Plan shall continue in effect for a term of ten years from the effective date unless terminated earlier under this Section 13 or Section 14 of this Plan.
14.   Amendment and Termination of this Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate this Plan.
(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of this Plan shall materially or adversely impair the rights of any Non-Employee Director, unless otherwise mutually agreed upon by the Non-Employee Director and the Board, which agreement must be in writing and signed by the Non-Employee Director and the Company. Termination of this Plan shall not affect the Board’s ability to exercise the powers granted to it under this Plan with respect to Awards granted under this Plan prior to the date of termination.
15. Severability. Notwithstanding any contrary provision of this Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of this Plan or Award, as applicable, shall not in any way be affected or impaired thereby.
16. No Rights to Awards. No Non-Employee Director or other person shall have any claim to be granted any Award pursuant to this Plan, and neither the Company nor the Board shall be obligated to treat Non-Employee Directors or any other person uniformly.
17. No Stockholder Rights. Except as otherwise provided in this Plan or an Award Agreement, a Non-Employee Director shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Non-Employee Director becomes the record owner of the Shares.
18. Fractional Shares. No fractional Shares shall be issued and the Board shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.
19. Governing Law. This Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Delaware, without regard to choice of law principles that direct the application of the laws of another state.

20. Unfunded Obligation. This Section 20 shall only apply to Awards that are not settled in Shares. Non-Employee Directors shall have the status of general unsecured creditors of the Company. Any amounts payable to Non-Employee Directors pursuant to this Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Non-Employee Directors account shall not create or constitute a trust or fiduciary relationship between the Board, the Company and Non-Employee Directors, or otherwise create any vested or beneficial interest in any Non-Employee Directors or the Non-Employee Director's creditors in any assets of the Company. The Non-Employee Directors shall have no claim against the Company for any changes in the value of any assets that may be invested or reinvested by the Company with respect to this Plan.
21. Section 409A. It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Board specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to Section 409A of the Code ("409A Awards"):
(a) Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a "specified employee" (as defined under Section 409A(a)(2)(B)(i) of the Code) shall occur no earlier than the expiration of the six‑month period following such separation from service.
(b) In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.
(c) In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.
(d) Each payment that a Non-Employee Director may receive under this Plan that is governed by Section 409A of the Code shall be treated as a "separate payment" for purposes of Section 409A of the Code.
22. Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of this Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.
* * * * *

ANNEX C: FIRST AMENDMENT TO THE BASIC ENERGY SERVICES, INC. NON-EMPLOYEE DIRECTOR INCENTIVE PLAN

This First Amendment (the “Amendment”) to the Basic Energy Services, Inc. Non-Employee Director Incentive Plan, as adopted January 6, 2017 (the “Plan”), is made by Basic Energy Services, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.
Witnesseth:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to non-employee directors of the Company;
WHEREAS, Section 14(a) of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan at any time, except that the Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with applicable laws;
WHEREAS, the Board now desires to amend the Plan to increase the number of shares of common stock, par value $0.01 per share, of the Company (the “Shares”) available for awards under the Plan by 400,000 Shares, subject to approval by the stockholders of the Company; and
WHEREAS, the Board has determined that the Amendment shall be made effective upon its approval by the stockholders of the Company.
NOW, THEREFORE, BE IT RESOLVED, the Plan shall be amended, subject to approval by the stockholders of the Company, as set forth below:
The first sentence of Section 3(a) of the Plan is hereby deleted and replaced in its entirety with the following:
Subject to the provisions of Section 11 of this Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under this Plan is Five Hundred Thousand (500,000) Shares.
RESOLVED FURTHER, that except as amended hereby, the Plan is specifically ratified and reaffirmed.
C-1

BASIC ENERGY SERVICES, INC.
ATTN: CORPORATE SECRETARY
801 CHERRY STREET, SUITE 2100
FORT WORTH, TX 76102

SCAN TO
VIEW MATERIALS & VOTE

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E67712-P17295 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BASIC ENERGY SERVICES, INC.

The Board of Directors recommends you vote FOR the following Class III Directors:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) James D. Kern
02) Samuel E. Langford

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

NOTE: This proxy, when properly executed, will be voted in the manner directed herein. **If no direction is made, this proxy will be voted as to all shares of the undersigned FOR the election of each of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5, and in the discretion of the proxies with respect to such other business as may properly come before the meeting and any adjournments or postponements thereof.** This proxy is revocable. The undersigned hereby revokes any proxy or proxies to vote or act with respect to such shares heretofore given by the undersigned.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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IF YOU ARE NOT VOTING VIA TELEPHONE OR INTERNET, DETACH AND RETURN THIS PORTION ONLY

E67713-P17295

BASIC ENERGY SERVICES, INC.
Annual Meeting of Stockholders
May 14, 2019, 10:00 AM
This proxy is solicited by the Board of Directors

The 2019 Annual Meeting of the Stockholders of Basic Energy Services, Inc. (the "Company") will be held on Tuesday, May 14, 2019 at 10:00 a.m., local time, at the Fort Worth Club, located at 306 W. 7th Street, Fort Worth, Texas 76102. The undersigned, having received the Notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints T.M. "Roe" Patterson and David S. Schorlemer, or either of them, his/her true and lawful agents and proxies, with power of substitution and re-substitution in each, to represent and vote at the 2019 Annual Meeting scheduled to be held on May 14, 2019, or at any adjournment or postponement thereof, on all matters coming before said meeting, all shares of Common Stock of the Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side